UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06292

UBS Investment Trust

(Exact name of registrant as specified in charter)

787 Seventh Avenue, New York, New York 10019

(Address of principal executive offices) (Zip code)

Keith A. Weller, Esq.

UBS Asset Management

One North Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Copy to:

Stephen H. Bier, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036-6797

Registrant’s telephone number, including area code: 888-793-8637

Date of fiscal year end: August 31

Date of reporting period: February 28, 2022

Item 1. Reports to Stockholders.

(a)	Copy of the report transmitted to shareholders:

UBS U.S. Allocation Fund

Semiannual Report | February 28, 2022

UBS U.S. Allocation Fund

April 15, 2022

Dear shareholder,

We present you with the semiannual report for UBS U.S. Allocation Fund (the "Fund") for the six months ended February 28, 2022.

Performance

Over the six months ended February 28, 2022, the Fund's Class A shares returned -1.96% before deducting the maximum sales charge and returned -7.35% after deducting the maximum sales charge. During the same period, the Fund's primary benchmark, the S&P 500 Index,1 which tracks large cap US equities, returned -2.62%. Since the Fund invests in both stocks and bonds, we believe it is appropriate to also compare its performance to the UBS U.S. Allocation Fund Benchmark (the Fund's secondary benchmark),2 which returned -4.02% during the period. (Returns for all share classes over various time periods and descriptions of the indices are shown in "Performance at a glance" on page 6; please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.)

Market commentary

Despite continued headwinds from COVID-19 and its variants, rising inflation, higher interest rates, supply chain challenges, and the war in Ukraine, the US economy continued to expand at a healthy pace overall. A number of factors supported the economy, including continued fiscal spending, monetary policy accommodation by the US Federal Reserve Board (the "Fed") and overall robust job growth. Looking back, second quarter 2021 US annualized gross domestic product ("GDP") was 6.7%. The economy then expanded 2.3% over the third quarter of the year. Finally, the Commerce Department reported that fourth quarter annualized GDP growth was 6.9%.

While the Fed maintained the federal funds rate, the target interest rate set by the Fed at which commercial banks borrow and lend their extra reserves to one another overnight, in a record-low range between 0.00% and 0.25% during the reporting period, toward the end of 2021 it motioned a shift in its monetary policy. With inflation remaining elevated and no longer viewed as being "transitory," in November 2021, the Fed announced that it would start tapering its monthly purchase of Treasury and agency mortgage-backed securities. At its meeting in December, the central bank further reduced its bond purchases, which would then end in March 2022. Finally, at its meeting in March 2022—after the reporting period ended, the Fed raised the federal funds rate to a range between 0.25% and 0.50%. This was the central bank's first rate hike since 2018.

The global equity market was volatile and generated poor returns during the reporting period. At times, the market was supported by the COVID-19 vaccine rollout, monetary and fiscal policy initiatives and corporate profits that often exceeded expectations. However, this was offset by periods of risk aversion, especially late in the reporting period, given expectations for aggressive Fed rate hikes and outbreak of war in Ukraine. For the six-months ended February 28, 2022, the S&P 500 Index1 returned -2.62%. Outside the US, international

UBS U.S. Allocation Fund

Investment Objective:

Total return, consisting of long-term capital appreciation and current income

Portfolio Managers:

Nicole Goldberger
Evan Brown
UBS Asset Management
(Americas) Inc.

Commencement:

Class A—May 10, 1993
Class P (formerly Class Y)—May 10, 1993

Dividend payments:

Annually, if any

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The UBS U.S. Allocation Fund Benchmark is an unmanaged benchmark compiled by the Advisor, constructed as follows: from July 22, 1992 (the Fund's inception) until February 29, 2004: 100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Bloomberg US Aggregate Index and 5% BofA Merrill Lynch US High Yield Cash Pay Index; and from June 1, 2005 until present: 65% Russell 3000 Index, 30% Bloomberg US Aggregate Index and 5% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS U.S. Allocation Fund

developed equities, as measured by the MSCI EAFE Index (net),3 returned -6.78%. Elsewhere, emerging markets equities, as measured by the MSCI Emerging Markets Index (net),4 fell 9.81%.

The overall global fixed income market also generated weak results. As mentioned, with inflation moving sharply higher, the Fed started removing monetary policy accommodation. In the US, both short- and long-term Treasury yields moved higher (bond yields and prices generally move in the opposite direction). For the six-month reporting period, the yield on the US 10-year Treasury rose from 1.30% to 1.79%. The overall US bond market, as measured by the Bloomberg US Aggregate Index,5 returned -4.07% during the six-months ended February 28, 2022. Riskier fixed income securities also declined. High yield bonds, as measured by the ICE BofAML US High Yield Cash Pay Constrained Index,6 fell -2.96%. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),7 returned -10.02%.

Portfolio commentary

What worked

•  Overall, security selection and asset allocation decisions contributed to relative performance during the reporting period.

•  In the US value equity portion of the Fund, performance was mainly driven by positive stock selection. The portfolio benefited from the market rotation in favor of "value" stocks as a result of bond yield backup due to investors' reaction to impending central bank rate hikes and the Fed's balance sheet runoff. Stock selection in the consumer discretionary and materials sectors was the most positive during this period. On the individual stock level, the main contributors to performance were:

  – CF Industries rallied due to accommodative nitrogen fertilizer prices, driven by a spike in European natural gas prices.

3  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Bloomberg US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The ICE BofAML US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS U.S. Allocation Fund

  – Dollar Tree's shares rallied on the back of the accelerated rollout of $1.25 price points across most items in their stores, which will help offset cost pressures and support higher margins. Another positive catalyst for Dollar Tree's share price was the announcement that the current Executive Chairman would be retiring before the annual meeting in June 2022, paving the way for Rick Dreiling to be named Chairman—an advancement in activist investor Mantle Ridge's plans to refresh Dollar Tree's board.

•  In the US growth equity portion of the Fund, stock selection contributed to relative performance, with holdings in the health care and communications sectors adding the most value. With regards to sector allocation, an overweight to energy and our small cash position contributed the most to performance. Several decisions regarding holdings were additive to relative returns, including:

  – Not holding shares of PayPal, the online payment company, contributed to relative performance. Its shares fell after reporting mixed results and first quarter 2022 guidance that fell below analyst estimates. The payments company revealed worse-than-expected guidance for the start of the year, warning that inflation, supply chain pressures and weakening ecommerce figures would negatively impact its expected growth rate this year. Furthermore, PayPal revealed that many of its new accounts had failed to generate any meaningful business. The payments sector endured broad-based weakness during the fourth quarter of 2021, which contributed to the weakness. We believe gross profit contribution from addressable e-commerce markets may face growth pressures over time, and we see better opportunities within the payments space.

  – AbbVie is an American biopharmaceutical company. Their shares rose following the Food & Drug Administration's (FDA) approval of ABBV's Rinvoq for moderate to severe atopic dermatitis in adults and children over the age of 12. The company also performed well due to the positive fourth quarter 2021 and full-year financial results. The company's 2021 adjusted profits were ahead of Wall Street estimates, as strong sales of its blockbuster anti-wrinkle injection Botox and newer psoriasis drug Skyrizi helped the company exceed quarterly profit estimates. The company's guidance implies core product momentum across Immunology, Aesthetics and Neuroscience. In our view AbbVie's strong and consistently growing dividend provides an attractive current return of capital and solid downside protection. We continue to hold this stock.

  – ConocoPhillips engages in hydrocarbon exploration and production. Its shares rose as a result of continued strengthening in crude oil prices. We believe the company can continue to deliver attractive return on capital given the accretive nature of its recent Permian basin acquisitions. We sold out of this stock during the reporting period as we rebalanced into another company that we thought had better valuations.

•  Overall, asset allocation was positive for relative performance during the reporting period.8

  – We began the period overweight equities and underweight fixed income versus the UBS U.S. Allocation Fund Benchmark. An overweight to equities contributed to relative returns as risk assets experienced a rebound, reversing much of the damage caused by fears over rising cases of the Omicron variant of COVID-19, the speed of the Fed's asset tapering, and inflation concerns. Within equities, our preference for energy stocks contributed strongly to performance, as global oil demand outpaced supply, the latter of which was impacted by Russia's invasion into Ukraine. Within fixed income, an underweight to duration contributed to relative performance as yields rose during the reporting period.

  – We ended the period by reducing our overweight to equities, increasing our fixed income underweight, and increasing cash versus the UBS U.S. Allocation Fund Benchmark. This was done as uncertainty has risen from higher oil prices and their impact on the Fed and inflation. For comparison purposes, neutral UBS U.S. Allocation Fund Benchmark weights for the Fund are 65.0% equities and 35.0% fixed income.

8  Allocations include derivatives exposure

UBS U.S. Allocation Fund

•  Relative to the benchmark, the use of fixed income and equity derivatives (futures, options, and swaps) contributed to results. These derivative instruments, which were utilized to manage the Fund's fixed income and equity exposure, were positive for performance.

What didn't work

•  In the US value equity portion of the Fund, stock selection in the utilities and energy sectors slightly detracted from returns. From a stock perspective, the main detractors were:

  – Bio-Rad Laboratories shares declined on concerns regarding the outlook of the life sciences industry, with uncertainty around the durability of COVID-related demand tailwinds, and we believe these tailwinds will persist longer than the market thinks. Additionally, the sharp sell-off in growth stocks negatively impacted the value of Bio-Rad's equity stake in Sartorius. Broadly speaking, we believe Bio-Rad's underlying diagnostic/life science business has a positive runway following a renewed focus on longer-term growth opportunities, such as its industry leading ddPCR (droplet digital PCR) platform. We continue to own this stock.

  – Not owning Chevron detracted from relative performance as the company performed well due to surging commodity prices.

•  In the US growth equity portion of the Fund, sector allocation detracted from performance. An overweight to communication services and an underweight to consumer staples were headwinds for results. Security selection within consumer staples and consumer discretionary was also negative for performance. On an individual stock basis, the largest detractors included:

  – DocuSign, a cloud-based electronic signature solution company, underperformed following disappointing third quarter 2021 earnings results, driven by a slowdown in demand for its core eSignature product. The company beat revenue estimates by a much lower percentage versus history, with a large shortfall on billings. We sold out of this stock during the reporting period.

  – Owning shares of Oatly detracted from returns. While we continue to believe oat milk is a multi-year share winner in the overall milk category, we underestimated (1) the impact labor shortages and supply chain delays would have on Oatly's capacity expansion, and (2) management's ability to set guidance conservatively in its first year as a public company. As a result, Oatly's production has continued to disappoint versus expectations and versus surging demand. While we believe production will eventually ramp up, our confidence level in management to navigate that ramp is significantly lower, and in the meantime, intensifying competition is taking market share from Oatly. We sold out of this stock during the reporting period.

  – Our underweight position in Apple detracted from relative performance. Its shares rose following the company's fourth quarter earnings report. Apple surpassed projections on record revenues, fuelled by strong sales for iPhones, iMacs, Wearables and Services. We continue to hold this stock.

UBS U.S. Allocation Fund

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor or visit us at www.ubs.com/am-us.

Sincerely,

Igor Lasun President UBS U.S. Allocation Fund Managing Director UBS Asset Management (Americas) Inc.	Nicole Goldberger Portfolio Manager UBS U.S. Allocation Fund Managing Director UBS Asset Management (Americas) Inc.

Evan Brown Portfolio Manager UBS U.S. Allocation Fund Managing Director UBS Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended February 28, 2022. The views and opinions in the letter were current as of April 15, 2022. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

* Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. The prospectus contains this and other information about the fund. Prospectuses for most of our funds can be obtained from your Financial Advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS U.S. Allocation Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended 02/28/2022	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(1.96)%	6.90%	10.22%	9.71%
Class P2	(1.84)	7.17	10.51	10.01
After deducting maximum sales charge
Class A1	(7.35)	1.01	8.98	9.09
S&P 500 Index[3]	(2.62)	16.39	15.17	14.59
UBS U.S. Allocation Fund Benchmark[4]	(4.02)	7.18	10.77	10.40

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 3/31/2022	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	2.06%	7.24%	10.44%	9.64%
Class P2	2.20	7.53	10.75	9.94
After deducting maximum sales charge
Class A1	(3.54)	1.33	9.20	9.02

The annualized gross and net expense ratios, respectively, for each class of shares as in the December 29, 2021 prospectuses, were as follows: Class A—0.96% and 0.96%; and Class P—0.69% and 0.69%.

Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Fund and UBS Asset Management (Americas) Inc. have entered into a written agreement, separate from UBS AM's investment advisory agreement with the Fund, whereby UBS AM has agreed to permanently reduce its management fees based on the Fund's average daily net assets to the following rates: $0 to $250 million: 0.50%; in excess of $250 million up to $500 million: 0.45%; in excess of $500 million up to $2 billion: 0.40%; over $2 billion: 0.35%. Effective December 29, 2021, UBS AM has contractually undertaken to waive fees/reimburse a portion of the Fund's expenses, when necessary, so that the ordinary total annual operating expenses of each class through December 31, 2022 (excluding dividend expense, borrowing costs and interest expense relating to short sales, and expenses attributable to investments in other investment companies, interest, taxes, brokerage commissions, trustee elections as well as other matters related to shareholder meetings (unless otherwise separately agreed by UBS AM), and extraordinary expenses, if any) would not exceed 1.15% for Class A and 0.90% for Class P.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The UBS U.S. Allocation Fund Benchmark is an unmanaged benchmark compiled by the Advisor, constructed as follows: from June 1, 2005 until present: 65% Russell 3000 Index, 30% Bloomberg US Aggregate Bond Index, and 5% ICE BofAML US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com/us-mutualfundperformance.

UBS U.S. Allocation Fund

Understanding your Fund's expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2021 to February 28, 2022.

Actual expenses (unaudited)

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes (unaudited)

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning account value September 1, 2021	Ending account value February 28, 2022	Expenses paid during period[1] 09/01/21 to 02/28/22	Expense ratio during the period
Class A	Actual	$1,000.00	$980.40	$4.62	0.94%
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.13	4.71	0.94
Class P	Actual	1,000.00	981.60	3.39	0.69
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.37	3.46	0.69

1  Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

UBS U.S. Allocation Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of February 28, 2022

Top ten equity holdings
Invesco S&P 500 Equal Weight ETF	2.5%
Alphabet, Inc., Class A	2.2
Apple, Inc.	2.1
iShares Core S&P Mid-Cap ETF	2.1
AbbVie, Inc.	2.0
Amazon.com, Inc.	2.0
Microsoft Corp.	1.9
Energy Select Sector SPDR Fund	1.4
Financial Select Sector SPDR Fund	1.3
Visa, Inc., Class A	1.0
Total	18.5%
Top ten fixed income holdings
UMBS TBA, 2.000%	2.0%
UMBS TBA, 2.500%	1.8
UMBS TBA, 3.000%	0.9
Federal National Mortgage Association Certificates, 2.000% due 03/01/51	0.7
Federal National Mortgage Association Certificates, 2.500% due 08/01/51	0.4
COLT Mortgage Loan Trust, 2.284% due 02/25/67	0.4
Extended Stay America Trust, 2.341% due 07/15/38	0.3
U.S. Treasury Inflation Indexed Notes (TIPS), 0.125% due 04/15/26	0.3
New Residential Mortgage Loan Trust, 2.277% due 01/25/26	0.3
ONE Mortgage Trust, 1.190% due 03/15/36	0.3
Total	7.4%
Top five issuer breakdown by country or territory of origin
United States	100.1%
Cayman Islands	0.8
Canada	0.6
United Kingdom	0.6
Mexico	0.2
Total	102.3%

1  The portfolio is actively managed and its composition will vary over time.

UBS U.S. Allocation Fund

Portfolio statistics and industry diversification—(unaudited)1 (concluded)

As a percentage of net assets as of February 28, 2022

Asset allocation
Common stocks	44.6%
Corporate bonds	17.4
Exchange traded funds	8.3
U.S. government agency obligations	7.2
Mortgage-backed securities	6.9
Asset-backed securities	3.8
U.S. Treasury obligations	0.6
Non-U.S. government agency obligations	0.4
Options and swaptions purchased	0.0 †
Preferred stocks	0.0 †
Futures, swaps & swaptions written	12.2
Cash equivalents and other assets less liabilities	(1.4)
Total	100.0%

†  Amount is less than 0.05% or (0.05)

1  The portfolio is actively managed and its composition will vary over time.

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Number of shares	Value
Common stocks—44.6%
Aerospace & defense—1.1%
Spirit AeroSystems Holdings, Inc., Class A	28,681	$1,434,050
TransDigm Group, Inc.*	2,341	1,560,487
		2,994,537
Auto components—0.4%
Aptiv PLC*	7,947	1,028,660
Automobiles—1.0%
Ford Motor Co.	79,162	1,390,085
Tesla, Inc.*	1,520	1,323,053
		2,713,138
Banks—1.3%
Bank OZK	23,909	1,124,201
Wells Fargo & Co.	43,892	2,342,516
		3,466,717
Beverages—0.3%
Constellation Brands, Inc., Class A	3,961	854,071
Biotechnology—2.5%
AbbVie, Inc.	35,541	5,251,893
BioNTech SE, ADR*	1,300	196,053
Vertex Pharmaceuticals, Inc.*	4,190	963,784
		6,411,730
Capital markets—1.1%
Ameriprise Financial, Inc.	6,245	1,872,189
Charles Schwab Corp.	10,701	903,806
		2,775,995
Chemicals—0.7%
CF Industries Holdings, Inc.	23,294	1,891,240
Commercial services & supplies—0.3%
Stericycle, Inc.*	14,980	874,233
Communications equipment—0.4%
Ciena Corp.*	16,598	1,135,635
Consumer finance—0.4%
Synchrony Financial	22,028	942,358
Diversified financial services—0.4%
Voya Financial, Inc.[1]	16,932	1,140,370
Electric utilities—0.6%
NextEra Energy, Inc.	21,215	1,660,498
Electrical equipment—0.7%
Regal Rexnord Corp.	10,791	1,730,337
Entertainment—0.9%
Take-Two Interactive Software, Inc.*	13,877	2,248,074
Equity real estate investment trusts—0.7%
Prologis, Inc.	11,800	1,721,030
	Number of shares	Value
Common stocks—(continued)
Food products—1.7%
Bunge Ltd.	23,582	$2,465,498
Mondelez International, Inc., Class A	28,593	1,872,270
		4,337,768
Health care equipment & supplies—1.1%
Cooper Cos., Inc.	1,583	647,479
Dexcom, Inc.*	2,265	937,506
Edwards Lifesciences Corp.*	12,565	1,411,929
		2,996,914
Health care providers & services—1.0%
Laboratory Corp. of America Holdings*	5,306	1,439,305
UnitedHealth Group, Inc.	2,280	1,084,984
		2,524,289
Hotels, restaurants & leisure—1.5%
Airbnb, Inc., Class A*	284	43,023
Booking Holdings, Inc.*	473	1,027,474
Las Vegas Sands Corp.*	31,226	1,338,346
McDonald's Corp.	6,107	1,494,811
		3,903,654
Insurance—0.7%
Allstate Corp.	7,494	916,966
Marsh & McLennan Cos., Inc.	6,351	987,009
		1,903,975
Interactive media & services—2.9%
Alphabet, Inc., Class A*	2,093	5,653,486
Match Group, Inc.*	8,876	989,585
Meta Platforms, Inc., Class A*	4,107	866,700
		7,509,771
Internet & direct marketing retail—2.1%
Amazon.com, Inc.*	1,687	5,181,216
Farfetch Ltd., Class A*	13,411	255,479
		5,436,695
IT services—2.1%
Akamai Technologies, Inc.*	17,933	1,941,427
Fidelity National Information Services, Inc.	5,436	517,670
Marqeta, Inc., Class A*	25,174	295,291
Visa, Inc., Class A	12,425	2,685,291
		5,439,679
Life sciences tools & services—1.1%
10X Genomics, Inc., Class A*	4,177	340,300
Bio-Rad Laboratories, Inc., Class A*	2,476	1,549,877
IQVIA Holdings, Inc.*	4,113	946,484
		2,836,661
Machinery—1.3%
AGCO Corp.	11,940	1,434,710
Ingersoll Rand, Inc.	38,323	1,936,078
		3,370,788

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Number of shares	Value
Common stocks—(concluded)
Media—0.6%
Comcast Corp., Class A	31,159	$1,456,995
Multiline retail—0.9%
Dollar Tree, Inc.*	16,271	2,311,784
Oil, gas & consumable fuels—1.7%
APA Corp.	44,511	1,585,927
Pioneer Natural Resources Co.	2,583	618,886
Williams Cos., Inc.	74,928	2,343,748
		4,548,561
Road & rail—0.7%
Union Pacific Corp.	7,820	1,923,329
Semiconductors & semiconductor equipment—3.2%
Advanced Micro Devices, Inc.*	12,223	1,507,585
Applied Materials, Inc.	13,228	1,775,198
Marvell Technology, Inc.	12,897	881,252
Micron Technology, Inc.	16,567	1,472,144
NVIDIA Corp.	9,419	2,296,823
Universal Display Corp.	3,040	470,926
		8,403,928
Software—5.5%
HubSpot, Inc.*	1,986	1,042,650
Microsoft Corp.	16,400	4,900,156
Oracle Corp.	13,850	1,052,184
Salesforce.com, Inc.*	12,719	2,677,731
ServiceNow, Inc.*	2,291	1,328,597
Trade Desk, Inc., Class A*	12,611	1,075,971
VMware, Inc., Class A	9,869	1,157,831
Zscaler, Inc.*	4,873	1,165,378
		14,400,498
Specialty retail—0.6%
Lowe's Cos., Inc.	6,827	1,509,177
Technology hardware, storage & peripherals—2.4%
Apple, Inc.	33,833	5,586,505
Western Digital Corp.*	15,246	776,631
		6,363,136
Textiles, apparel & luxury goods—0.3%
Nike, Inc., Class B	5,514	752,937
Trading companies & distributors—0.4%
United Rentals, Inc.*	3,532	1,135,962
Total common stocks (cost—$86,563,301)		116,655,124
Preferred stocks—0.0%†
Financial services—0.0%†
Squaretwo Financial Corp.[2,3] (cost—$0)	35,000	0
	Number of shares	Value
Exchange traded funds—8.3%
Energy Select Sector SPDR Fund	52,972	$3,738,764
Financial Select Sector SPDR Fund	83,693	3,223,854
Health Care Select Sector SPDR Fund	20,391	2,650,014
Invesco S&P 500 Equal Weight ETF[1]	42,297	6,524,312
iShares Core S&P Mid-Cap ETF	20,491	5,444,869
Total exchange traded funds (cost—$21,062,544)		21,581,813
	Face amount
Asset-backed securities—3.8%
Ares XLVIII CLO Ltd., Series 2018-48A, Class C, 3 mo. USD LIBOR + 1.800%, 2.054%, due 07/20/30[4,5]	$725,000	713,243
Capital One Multi-Asset Execution Trust, Series 2005-B3, Class B3, 3 mo. USD LIBOR + 0.550%, 0.674%, due 05/15/28[4]	350,000	346,741
CCG Receivables Trust, Series 2020-1, Class C, 1.840%, due 12/14/27[5]	275,000	273,038
Dell Equipment Finance Trust, Series 2021-2, Class D, 1.210%, due 06/22/27[5]	325,000	315,331
Drive Auto Receivables Trust, Series 2018-4, Class D, 4.090%, due 01/15/26	146,156	147,884
DT Auto Owner Trust, Series 2021-1A, Class C, 0.840%, due 10/15/26[5]	325,000	319,141
Series 2021-1A, Class D, 1.160%, due 11/16/26[5]	325,000	315,602
Ford Credit Auto Owner Trust, Series 2021-REV2, Class D, 2.600%, due 05/15/34[5]	575,000	557,450
Golden Credit Card Trust, Series 2021-1A, Class C, 1.740%, due 08/15/28[5]	450,000	432,156
Highbridge Loan Management Ltd., Series 12A-18, Class B, 3 mo. USD LIBOR + 1.850%, 2.091%, due 07/18/31[4,5]	700,000	689,913
HPEFS Equipment Trust, Series 2021-1A, Class D, 1.030%, due 03/20/31[5]	675,000	658,521
Series 2021-2A, Class D, 1.290%, due 03/20/29[5]	425,000	412,092
Invitation Homes Trust, Series 2018-SFR1, Class C, 1 mo. USD LIBOR + 1.250%, 1.336%, due 03/17/37[4,5]	149,978	149,386

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Face amount	Value
Asset-backed securities—(concluded)
New Residential Advance Receivables Trust Advance Receivables Backed Notes, Series 2020-APT1, Class AT1, 1.035%, due 12/16/52[5]	$175,000	$174,262
NRZ Advance Receivables Trust, Series 2020-T3, Class AT3, 1.317%, due 10/15/52[5]	90,000	89,826
Ocwen Master Advance Receivables Trust, Series 2020-T1, Class AT1, 1.278%, due 08/15/52[5]	304,474	304,405
OneMain Financial Issuance Trust, Series 2020-2A, Class A, 1.750%, due 09/14/35[5]	600,000	581,370
Series 2020-2A, Class B, 2.210%, due 09/14/35[5]	300,000	292,426
Series 2021-1A, Class A1, 1.550%, due 06/16/36[5]	600,000	572,866
Santander Drive Auto Receivables Trust, Series 2020-2, Class B, 0.960%, due 11/15/24	181,844	181,913
Santander Retail Auto Lease Trust, Series 2021-C, Class C, 1.110%, due 03/20/26[5]	325,000	315,240
Sofi Consumer Loan Program Trust, Series 2018-1, Class B, 3.650%, due 02/25/27[5]	21,490	21,546
Series 2018-3, Class B, 4.020%, due 08/25/27[5]	6,632	6,646
Tesla Auto Lease Trust, Series 2020-A, Class D, 2.330%, due 02/20/24[5]	150,000	150,250
Series 2021-A, Class D, 1.340%, due 03/20/25[5]	575,000	564,510
Series 2021-B, Class D, 1.320%, due 09/22/25[5]	325,000	314,776
Voya CLO Ltd., Series 2018-2A, Class C1, 3 mo. USD LIBOR + 1.850%, 2.091%, due 07/15/31[4,5]	700,000	688,106
World Omni Select Auto Trust, Series 2021-A, Class D, 1.440%, due 11/15/27	325,000	309,489
Total asset-backed securities (cost—$10,127,977)		9,898,129
Corporate bonds—17.4%
Aerospace & defense—0.2%
Bombardier, Inc. 7.500%, due 12/01/24[5]	119,000	123,165
7.500%, due 03/15/25[5]	65,000	65,650
7.875%, due 04/15/27[5]	65,000	65,910
Howmet Aerospace, Inc. 6.750%, due 01/15/28	52,000	57,832
Raytheon Technologies Corp. 4.125%, due 11/16/28	150,000	162,074
	Face amount	Value
Corporate bonds—(continued)
Aerospace & defense—(concluded)
TransDigm, Inc. 4.625%, due 01/15/29	$125,000	$117,964
6.375%, due 06/15/26	45,000	45,876
		638,471
Agriculture—0.0%†
Reynolds American, Inc. 5.700%, due 08/15/35	70,000	76,485
Airlines—0.2%
American Airlines Group, Inc. 5.000%, due 06/01/22[5]	140,000	140,350
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.500%, due 04/20/26[5]	130,000	133,060
Delta Air Lines, Inc. 7.000%, due 05/01/25[5]	250,000	277,757
United Airlines, Inc. 4.375%, due 04/15/26[5]	8,000	7,980
4.625%, due 04/15/29[5]	30,000	29,265
		588,412
Apparel—0.0%†
William Carter Co. 5.625%, due 03/15/27[5]	20,000	20,375
Auto manufacturers—0.5%
Allison Transmission, Inc. 5.875%, due 06/01/29[5]	95,000	99,641
Ford Motor Co. 6.625%, due 10/01/28	55,000	61,738
7.450%, due 07/16/31	140,000	173,659
9.000%, due 04/22/25	190,000	220,281
Ford Motor Credit Co. LLC 4.542%, due 08/01/26	200,000	206,000
General Motors Co. 6.600%, due 04/01/36	200,000	248,158
General Motors Financial Co., Inc. 4.000%, due 10/06/26	200,000	208,419
PM General Purchaser LLC 9.500%, due 10/01/28[5]	105,000	100,446
		1,318,342
Auto parts & equipment—0.1%
Clarios Global LP 6.750%, due 05/15/25[5]	9,000	9,339
Clarios Global LP/Clarios U.S. Finance Co. 6.250%, due 05/15/26[5]	9,000	9,310
Dana, Inc. 4.250%, due 09/01/30	60,000	57,206
5.625%, due 06/15/28	65,000	66,463
Meritor, Inc. 6.250%, due 06/01/25[5]	75,000	77,979
		220,297
Banks—2.2%
Bank of America Corp. 4.200%, due 08/26/24	120,000	124,944

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Banks—(concluded)
6.110%, due 01/29/37	$500,000	$622,208
Series Z, (fixed, converts to FRN on 10/23/24), 6.500%, due 10/23/24[6]	45,000	47,981
Bank of New York Mellon Corp. 1.600%, due 04/24/25	150,000	147,711
Barclays PLC 4.337%, due 01/10/28	305,000	321,357
Citigroup, Inc. (fixed, converts to FRN on 03/20/29), 3.980%, due 03/20/30	150,000	157,796
5.500%, due 09/13/25	300,000	327,027
(fixed, converts to FRN on 01/30/23), 5.950%, due 01/30/23[6]	55,000	55,550
6.675%, due 09/13/43	125,000	172,046
Goldman Sachs Group, Inc. 3 mo. USD LIBOR + 1.600%, 1.721%, due 11/29/23[4]	600,000	611,416
5.150%, due 05/22/45	160,000	191,990
HSBC Holdings PLC 6.500%, due 09/15/37	200,000	254,763
JPMorgan Chase & Co. 3.875%, due 09/10/24	550,000	570,373
(fixed, converts to FRN on 07/24/47), 4.032%, due 07/24/48	150,000	158,573
Series R, (fixed, converts to FRN on 08/01/23), 6.000%, due 08/01/23[6]	95,000	97,613
Lloyds Banking Group PLC 4.582%, due 12/10/25	200,000	210,160
Morgan Stanley 4.300%, due 01/27/45	150,000	163,086
4.350%, due 09/08/26	365,000	387,603
4.875%, due 11/01/22	720,000	736,368
Royal Bank of Canada 2.300%, due 11/03/31	200,000	189,093
Wells Fargo & Co. (fixed, converts to FRN on 06/17/26), 3.196%, due 06/17/27	95,000	96,458
		5,644,116
Beverages—0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.700%, due 02/01/36	75,000	83,586
4.900%, due 02/01/46	30,000	33,899
Primo Water Holdings, Inc. 4.375%, due 04/30/29[5]	148,000	137,841
		255,326
Biotechnology—0.1%
Biogen, Inc. 3.250%, due 02/15/51[5]	56,000	47,064
Gilead Sciences, Inc. 2.950%, due 03/01/27	200,000	204,070
	Face amount	Value
Corporate bonds—(continued)
Biotechnology—(concluded)
4.750%, due 03/01/46	$50,000	$56,637
		307,771
Building materials—0.3%
Builders FirstSource, Inc. 4.250%, due 02/01/32[5]	20,000	19,198
5.000%, due 03/01/30[5]	45,000	46,092
6.750%, due 06/01/27[5]	9,000	9,354
Cornerstone Building Brands, Inc. 6.125%, due 01/15/29[5]	82,000	78,515
Masco Corp. 4.500%, due 05/15/47	100,000	106,660
New Enterprise Stone & Lime Co., Inc. 5.250%, due 07/15/28[5]	136,000	132,260
9.750%, due 07/15/28[5]	87,000	89,828
Patrick Industries, Inc. 4.750%, due 05/01/29[5]	45,000	41,071
7.500%, due 10/15/27[5]	65,000	67,659
SRM Escrow Issuer LLC 6.000%, due 11/01/28[5]	171,000	170,937
Summit Materials LLC/Summit Materials Finance Corp. 5.250%, due 01/15/29[5]	75,000	75,281
		836,855
Chemicals—0.3%
Chemours Co. 4.625%, due 11/15/29[5]	75,000	69,469
DuPont de Nemours, Inc. 4.725%, due 11/15/28	100,000	110,653
LYB International Finance II BV 3.500%, due 03/02/27	150,000	155,863
NOVA Chemicals Corp. 4.250%, due 05/15/29[5]	40,000	37,483
5.250%, due 06/01/27[5]	140,000	140,350
Nutrien Ltd. 4.200%, due 04/01/29	100,000	108,023
Tronox, Inc. 4.625%, due 03/15/29[5]	65,000	61,394
WR Grace Holdings LLC 4.875%, due 06/15/27[5]	45,000	44,956
5.625%, due 10/01/24[5]	95,000	96,885
		825,076
Coal—0.0%†
SunCoke Energy, Inc. 4.875%, due 06/30/29[5]	63,000	60,416
Commercial services—0.5%
ASGN, Inc. 4.625%, due 05/15/28[5]	114,000	112,575
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.375%, due 03/01/29[5]	20,000	19,675
5.750%, due 07/15/27[5]	147,000	148,179

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Face amount		Value
Corporate bonds—(continued)
Commercial services—(concluded)
Block, Inc. 3.500%, due 06/01/31[5]		$14,000	$13,147
Carriage Services, Inc. 4.250%, due 05/15/29[5]		65,000	61,340
Garda World Security Corp. 9.500%, due 11/01/27[5]		138,000	142,292
Gartner, Inc. 4.500%, due 07/01/28[5]		20,000	20,261
Hertz Corp. 5.000%, due 12/01/29[5]		10,000	9,328
House of HR 7.500%, due 01/15/27[7]	EUR	114,000	129,740
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc. 5.000%, due 02/01/26[5]		$45,000	44,100
MoneyGram International, Inc. 5.375%, due 08/01/26[5]		168,000	175,434
NESCO Holdings II, Inc. 5.500%, due 04/15/29[5]		75,000	72,094
Nielsen Co. Luxembourg SARL 5.000%, due 02/01/25[5]		34,000	34,145
Nielsen Finance LLC/Nielsen Finance Co. 5.625%, due 10/01/28[5]		55,000	53,150
Prime Security Services Borrower LLC/Prime Finance, Inc. 3.375%, due 08/31/27[5]		10,000	9,249
Rent-A-Center, Inc. 6.375%, due 02/15/29[5]		125,000	119,687
WW International, Inc. 4.500%, due 04/15/29[5]		130,000	109,154
Yale University, Series 2020, 1.482%, due 04/15/30		100,000	92,888
ZipRecruiter, Inc. 5.000%, due 01/15/30[5]		65,000	64,000
			1,430,438
Computers—0.4%
Ahead DB Holdings LLC 6.625%, due 05/01/28[5]		45,000	42,300
Apple, Inc. 3.850%, due 05/04/43		210,000	225,814
Booz Allen Hamilton, Inc. 3.875%, due 09/01/28[5]		170,000	166,401
4.000%, due 07/01/29[5]		65,000	64,137
Condor Merger Sub, Inc. 7.375%, due 02/15/30[5]		33,000	31,706
International Business Machines Corp. 5.875%, due 11/29/32		175,000	219,167
KBR, Inc. 4.750%, due 09/30/28[5]		85,000	84,286
Science Applications International Corp. 4.875%, due 04/01/28[5]		65,000	63,426
Western Digital Corp. 4.750%, due 02/15/26		95,000	98,724
			995,961
	Face amount	Value
Corporate bonds—(continued)
Distribution & wholesale—0.0%†
American Builders & Contractors Supply Co., Inc. 3.875%, due 11/15/29[5]	$76,000	$71,462
4.000%, due 01/15/28[5]	20,000	19,550
		91,012
Diversified financial services—0.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.000%, due 10/29/28	200,000	192,634
Avolon Holdings Funding Ltd. 2.750%, due 02/21/28[5]	200,000	188,622
Capital One Bank USA N.A. 3.375%, due 02/15/23	70,000	71,077
Capital One Financial Corp. 3.750%, due 07/28/26	200,000	206,751
Coinbase Global, Inc. 3.375%, due 10/01/28[5]	19,000	17,312
Curo Group Holdings Corp. 7.500%, due 08/01/28[5]	48,000	42,600
Enact Holdings, Inc. 6.500%, due 08/15/25[5]	155,000	160,410
Intercontinental Exchange, Inc. 3.000%, due 06/15/50	200,000	178,300
Nationstar Mortgage Holdings, Inc. 5.125%, due 12/15/30[5]	44,000	41,250
5.500%, due 08/15/28[5]	65,000	64,838
6.000%, due 01/15/27[5]	55,000	55,825
Navient Corp. 4.875%, due 03/15/28	118,000	110,330
5.000%, due 03/15/27	65,000	62,725
6.750%, due 06/15/26	150,000	155,625
OneMain Finance Corp. 3.875%, due 09/15/28	65,000	60,206
5.375%, due 11/15/29	20,000	20,117
5.625%, due 03/15/23	65,000	66,625
6.125%, due 03/15/24	55,000	56,650
7.125%, due 03/15/26	190,000	205,960
8.875%, due 06/01/25	30,000	31,650
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. 2.875%, due 10/15/26[5]	150,000	140,928
3.625%, due 03/01/29[5]	35,000	32,773
Visa, Inc. 2.000%, due 08/15/50	50,000	39,728
		2,202,936
Electric—0.9%
Alabama Power Co. 6.000%, due 03/01/39	30,000	38,508
Berkshire Hathaway Energy Co. 3.750%, due 11/15/23	80,000	82,392
4.450%, due 01/15/49	50,000	55,261
Calpine Corp. 4.625%, due 02/01/29[5]	45,000	41,737
5.125%, due 03/15/28[5]	55,000	53,000

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Electric—(concluded)
Clearway Energy Operating LLC 4.750%, due 03/15/28[5]	$45,000	$45,232
Dominion Energy, Inc. 3.900%, due 10/01/25	150,000	156,447
Duke Energy Ohio, Inc. 4.300%, due 02/01/49	150,000	162,946
Edison International 4.950%, due 04/15/25	188,000	198,127
Exelon Corp. 3.400%, due 04/15/26	170,000	175,333
4.450%, due 04/15/46	300,000	323,860
FirstEnergy Corp., Series C, 5.350%, due 07/15/47[8]	30,000	31,700
Florida Power & Light Co. 5.950%, due 02/01/38	45,000	58,244
Georgia Power Co., Series B, 3.700%, due 01/30/50	150,000	142,889
Leeward Renewable Energy Operations LLC 4.250%, due 07/01/29[5]	65,000	62,725
National Rural Utilities Cooperative Finance Corp. 3.900%, due 11/01/28	100,000	106,913
Northern States Power Co. 2.600%, due 05/15/23	50,000	50,315
NRG Energy, Inc. 3.625%, due 02/15/31[5]	45,000	41,373
5.250%, due 06/15/29[5]	20,000	20,400
Oncor Electric Delivery Co. LLC 3.750%, due 04/01/45	40,000	40,838
PG&E Corp. 5.000%, due 07/01/28	40,000	39,600
Public Service Electric and Gas Co. 2.450%, due 01/15/30	150,000	146,285
Southern California Edison Co. 3.650%, due 02/01/50	175,000	165,447
Virginia Electric and Power Co. 4.600%, due 12/01/48	100,000	114,483
Vistra Operations Co. LLC 5.000%, due 07/31/27[5]	120,000	120,891
		2,474,946
Electrical components & equipment—0.0%†
Energizer Holdings, Inc. 4.375%, due 03/31/29[5]	64,000	57,680
4.750%, due 06/15/28[5]	50,000	47,250
		104,930
Electronics—0.0%†
II-VI, Inc. 5.000%, due 12/15/29[5]	65,000	64,930
Sensata Technologies BV 4.000%, due 04/15/29[5]	10,000	9,600
		74,530
	Face amount		Value
Corporate bonds—(continued)
Energy-Alternate Sources—0.1%
Renewable Energy Group, Inc. 5.875%, due 06/01/28[5]		$113,000	$122,040
TerraForm Power Operating LLC 4.750%, due 01/15/30[5]		117,000	114,811
			236,851
Engineering & construction—0.2%
Arcosa, Inc. 4.375%, due 04/15/29[5]		55,000	52,112
Artera Services LLC 9.033%, due 12/04/25[5]		128,000	128,346
Dycom Industries, Inc. 4.500%, due 04/15/29[5]		75,000	72,187
Great Lakes Dredge & Dock Corp. 5.250%, due 06/01/29[5]		127,000	127,182
Weekley Homes LLC/Weekley Finance Corp. 4.875%, due 09/15/28[5]		55,000	52,317
			432,144
Entertainment—0.3%
Affinity Gaming 6.875%, due 12/15/27[5]		159,000	156,615
Caesars Entertainment, Inc. 6.250%, due 07/01/25[5]		83,000	86,063
8.125%, due 07/01/27[5]		223,000	240,389
Cinemark USA, Inc. 5.250%, due 07/15/28[5]		20,000	19,076
5.875%, due 03/15/26[5]		55,000	54,175
Cirsa Finance International SARL 3 mo. Euribor + 3.625%, 3.625%, due 09/30/25[4,7]	EUR	115,000	124,431
Jacobs Entertainment, Inc. 6.750%, due 02/15/29[5]		$70,000	70,262
			751,011
Environmental control—0.1%
Covanta Holding Corp. 4.875%, due 12/01/29[5]		55,000	52,628
5.000%, due 09/01/30		40,000	38,401
GFL Environmental, Inc. 4.750%, due 06/15/29[5]		40,000	37,773
			128,802
Food—0.3%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.500%, due 03/15/29[5]		10,000	9,300
4.625%, due 01/15/27[5]		120,000	120,526
5.875%, due 02/15/28[5]		30,000	31,012
Kraft Heinz Foods Co. 5.200%, due 07/15/45		23,000	25,952
Kroger Co. 2.800%, due 08/01/22		100,000	100,469
3.850%, due 08/01/23		160,000	163,925
3.875%, due 10/15/46		100,000	100,652

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Food—(concluded)
Performance Food Group, Inc. 5.500%, due 10/15/27[5]	$65,000	$66,137
Post Holdings, Inc. 4.625%, due 04/15/30[5]	53,000	49,897
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed 4.625%, due 03/01/29[5]	55,000	50,949
United Natural Foods, Inc. 6.750%, due 10/15/28[5]	55,000	56,856
		775,675
Forest Products & Paper—0.0%†
Clearwater Paper Corp. 4.750%, due 08/15/28[5]	55,000	51,700
Healthcare-products—0.2%
Abbott Laboratories 3.750%, due 11/30/26	62,000	66,143
4.900%, due 11/30/46	50,000	61,735
Avantor Funding, Inc. 4.625%, due 07/15/28[5]	115,000	116,725
Medtronic, Inc. 4.375%, due 03/15/35	97,000	110,587
Mozart Debt Merger Sub,Inc. 5.250%, due 10/01/29[5]	94,000	89,770
Zimmer Biomet Holdings, Inc. 4.250%, due 08/15/35	50,000	52,732
		497,692
Healthcare-services—0.6%
Acadia Healthcare Co., Inc. 5.000%, due 04/15/29[5]	55,000	54,313
Centene Corp. 4.625%, due 12/15/29	180,000	185,400
CHS/Community Health Systems, Inc. 5.625%, due 03/15/27[5]	85,000	85,697
6.875%, due 04/15/29[5]	167,000	161,940
8.000%, due 03/15/26[5]	225,000	233,437
DaVita, Inc. 4.625%, due 06/01/30[5]	98,000	93,958
Encompass Health Corp. 4.500%, due 02/01/28	115,000	111,955
Legacy LifePoint Health LLC 4.375%, due 02/15/27[5]	115,000	108,962
Select Medical Corp. 6.250%, due 08/15/26[5]	125,000	126,641
Tenet Healthcare Corp. 4.625%, due 07/15/24	24,000	24,074
4.625%, due 06/15/28[5]	20,000	19,600
4.875%, due 01/01/26[5]	65,000	65,442
5.125%, due 11/01/27[5]	65,000	66,255
6.125%, due 10/01/28[5]	151,000	152,963
UnitedHealth Group, Inc. 4.625%, due 07/15/35	40,000	46,091
		1,536,728
	Face amount	Value
Corporate bonds—(continued)
Home builders—0.2%
Forestar Group, Inc. 3.850%, due 05/15/26[5]	$55,000	$52,112
Installed Building Products, Inc. 5.750%, due 02/01/28[5]	65,000	65,175
KB Home 6.875%, due 06/15/27	65,000	71,175
Mattamy Group Corp. 5.250%, due 12/15/27[5]	34,000	34,128
Picasso Finance Sub, Inc. 6.125%, due 06/15/25[5]	42,000	43,313
Tri Pointe Homes, Inc. 5.700%, due 06/15/28	52,000	52,390
Williams Scotsman International, Inc. 4.625%, due 08/15/28[5]	95,000	93,694
		411,987
Housewares—0.0%†
Newell Brands, Inc. 6.000%, due 04/01/46[8]	10,000	11,179
Insurance—0.4%
Allstate Corp. 3.280%, due 12/15/26	200,000	207,587
3.850%, due 08/10/49	50,000	52,031
American International Group, Inc. 2.500%, due 06/30/25	75,000	75,331
Aon PLC 4.750%, due 05/15/45	50,000	55,595
Berkshire Hathaway Finance Corp. 3.000%, due 05/15/22	150,000	150,720
4.250%, due 01/15/49	100,000	111,501
Lincoln National Corp. 4.000%, due 09/01/23	150,000	154,867
MetLife, Inc. 4.125%, due 08/13/42	130,000	138,750
Prudential Financial, Inc. 6.625%, due 06/21/40	110,000	150,120
Teachers Insurance & Annuity Association of America 4.270%, due 05/15/47[5]	50,000	54,054
		1,150,556
Internet—0.2%
Alibaba Group Holding Ltd. 2.125%, due 02/09/31	200,000	179,696
Amazon.com, Inc. 2.500%, due 06/03/50	150,000	129,494
Netflix, Inc. 5.875%, due 02/15/25	30,000	32,588
Uber Technologies, Inc. 4.500%, due 08/15/29[5]	40,000	38,294
7.500%, due 09/15/27[5]	40,000	42,750
		422,822

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Face amount		Value
Corporate bonds—(continued)
Iron & steel—0.1%
Big River Steel LLC/BRS Finance Corp. 6.625%, due 01/31/29[5]		$74,000	$77,330
Commercial Metals Co. 4.125%, due 01/15/30		30,000	29,025
TMS International Corp. 6.250%, due 04/15/29[5]		55,000	52,886
			159,241
Leisure Time—0.3%
Carnival Corp. 5.750%, due 03/01/27[5]		115,000	112,011
7.625%, due 03/01/26[5]		95,000	97,659
Harley-Davidson, Inc. 3.500%, due 07/28/25		250,000	254,962
NCL Corp. Ltd. 5.875%, due 03/15/26[5]		45,000	43,312
Pinnacle Bidco PLC 6.375%, due 02/15/25[7]	GBP	100,000	132,673
Royal Caribbean Cruises Ltd. 5.500%, due 08/31/26[5]		$74,000	73,650
7.500%, due 10/15/27		45,000	49,121
9.125%, due 06/15/23[5]		45,000	47,056
			810,444
Lodging—0.0%†
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower ESC 4.875%, due 07/01/31[5]		20,000	19,050
5.000%, due 06/01/29[5]		40,000	39,200
			58,250
Machinery-diversified—0.1%
GrafTech Finance, Inc. 4.625%, due 12/15/28[5]		127,000	123,412
Mueller Water Products, Inc. 4.000%, due 06/15/29[5]		40,000	38,195
			161,607
Media—1.0%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.250%, due 02/01/31[5]		40,000	37,478
4.250%, due 01/15/34[5]		65,000	59,761
4.750%, due 03/01/30[5]		158,000	155,154
5.375%, due 06/01/29[5]		95,000	96,485
Charter Communications Operating LLC/Charter Communications Operating Capital 4.200%, due 03/15/28		150,000	156,419
Comcast Corp. 2.887%, due 11/01/51[5]		289,000	250,696
3.969%, due 11/01/47		85,000	86,408
4.150%, due 10/15/28		300,000	325,171
CSC Holdings LLC 7.500%, due 04/01/28[5]		225,000	224,667
	Face amount	Value
Corporate bonds—(continued)
Media—(concluded)
Fox Corp. 3.050%, due 04/07/25	$25,000	$25,506
5.576%, due 01/25/49	50,000	60,157
Gray Escrow II, Inc. 5.375%, due 11/15/31[5]	95,000	91,453
Liberty Interactive LLC 8.250%, due 02/01/30	55,000	53,900
Nexstar Media, Inc. 4.750%, due 11/01/28[5]	20,000	19,400
5.625%, due 07/15/27[5]	65,000	66,462
Radiate Holdco LLC/Radiate Finance, Inc. 4.500%, due 09/15/26[5]	20,000	19,110
6.500%, due 09/15/28[5]	95,000	90,250
Sirius XM Radio, Inc. 3.875%, due 09/01/31[5]	40,000	36,851
4.000%, due 07/15/28[5]	85,000	81,706
4.125%, due 07/01/30[5]	40,000	37,809
5.500%, due 07/01/29[5]	55,000	56,237
TEGNA, Inc. 4.750%, due 03/15/26[5]	10,000	10,066
Time Warner Cable LLC 6.550%, due 05/01/37	25,000	30,047
Time Warner Entertainment Co. LP 8.375%, due 03/15/23	35,000	37,327
Univision Communications, Inc. 4.500%, due 05/01/29[5]	65,000	62,217
6.625%, due 06/01/27[5]	40,000	41,600
Videotron Ltd. 3.625%, due 06/15/29[5]	40,000	38,062
Virgin Media Vendor Financing Notes IV DAC 5.000%, due 07/15/28[5]	200,000	190,632
Walt Disney Co. 2.000%, due 09/01/29	100,000	95,456
4.950%, due 10/15/45	120,000	142,956
		2,679,443
Mining—0.1%
Arconic Corp. 6.125%, due 02/15/28[5]	20,000	20,450
Hudbay Minerals, Inc. 6.125%, due 04/01/29[5]	40,000	40,900
Novelis Corp. 3.250%, due 11/15/26[5]	20,000	18,975
3.875%, due 08/15/31[5]	9,000	8,291
4.750%, due 01/30/30[5]	125,000	122,315
Southern Copper Corp. 6.750%, due 04/16/40	90,000	116,455
		327,386
Miscellaneous manufacturers—0.3%
Amsted Industries, Inc. 4.625%, due 05/15/30[5]	55,000	54,162
5.625%, due 07/01/27[5]	30,000	30,300
Eaton Corp. 2.750%, due 11/02/22	70,000	70,678

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Miscellaneous manufacturers—(concluded)
GE Capital Funding LLC 3.450%, due 05/15/25	$200,000	$205,914
GE Capital International Funding Co. Unlimited Co. 4.418%, due 11/15/35	200,000	224,837
Illinois Tool Works, Inc. 2.650%, due 11/15/26	110,000	112,452
		698,343
Oil & gas—1.2%
Aker BP ASA 3.750%, due 01/15/30[5]	150,000	151,947
Antero Resources Corp. 5.375%, due 03/01/30[5]	18,000	18,338
7.625%, due 02/01/29[5]	69,000	74,695
Apache Corp. 4.875%, due 11/15/27	75,000	77,063
5.100%, due 09/01/40	93,000	93,009
Ascent Resources Utica Holdings LLC/ARU Finance Corp. 5.875%, due 06/30/29[5]	84,000	79,906
7.000%, due 11/01/26[5]	49,000	48,413
8.250%, due 12/31/28[5]	18,000	18,480
BP Capital Markets America, Inc. 3.017%, due 01/16/27	75,000	76,404
Burlington Resources LLC 7.200%, due 08/15/31	150,000	200,769
California Resources Corp. 7.125%, due 02/01/26[5]	101,000	105,040
Comstock Resources, Inc. 5.875%, due 01/15/30[5]	35,000	33,860
6.750%, due 03/01/29[5]	124,000	126,176
Ecopetrol SA 5.375%, due 06/26/26	325,000	332,093
EOG Resources, Inc. 3.900%, due 04/01/35	50,000	53,655
EQT Corp. 3.125%, due 05/15/26[5]	150,000	147,533
7.500%, due 02/01/30[8]	58,000	69,180
Equinor ASA 4.800%, due 11/08/43	50,000	59,048
Exxon Mobil Corp. 4.114%, due 03/01/46	50,000	54,562
Hilcorp Energy I LP/Hilcorp Finance Co. 5.750%, due 02/01/29[5]	124,000	124,620
Marathon Petroleum Corp. 4.750%, due 09/15/44	110,000	115,722
Murphy Oil Corp. 6.875%, due 08/15/24	17,000	17,191
7.050%, due 05/01/29	74,000	77,792
Nabors Industries, Inc. 9.000%, due 02/01/25[5]	107,000	110,745
Occidental Petroleum Corp. 3.400%, due 04/15/26	35,000	35,000
5.500%, due 12/01/25	7,000	7,523
	Face amount	Value
Corporate bonds—(continued)
Oil & gas—(concluded)
5.875%, due 09/01/25	$67,000	$71,858
6.375%, due 09/01/28	84,000	94,920
6.450%, due 09/15/36	57,000	67,118
6.950%, due 07/01/24	49,000	53,165
8.500%, due 07/15/27	168,000	202,440
Shell International Finance BV 4.375%, due 05/11/45	100,000	110,779
Southwestern Energy Co. 5.375%, due 03/15/30	105,000	108,412
8.375%, due 09/15/28	18,000	19,643
Transocean, Inc. 11.500%, due 01/30/27[5]	22,000	22,000
		3,059,099
Oil & gas services—0.1%
Archrock Partners LP/Archrock Partners Finance Corp. 6.250%, due 04/01/28[5]	18,000	18,000
6.875%, due 04/01/27[5]	49,000	50,300
Oceaneering International, Inc. 4.650%, due 11/15/24	116,000	114,159
USA Compression Partners LP/USA Compression Finance Corp. 6.875%, due 09/01/27	124,000	124,087
		306,546
Packaging & containers—0.1%
Cascades, Inc./Cascades USA, Inc. 5.375%, due 01/15/28[5]	20,000	20,050
Graphic Packaging International LLC 3.500%, due 03/15/28[5]	65,000	61,750
4.750%, due 07/15/27[5]	30,000	30,750
Owens-Brockway Glass Container, Inc. 5.375%, due 01/15/25[5]	64,000	65,202
6.625%, due 05/13/27[5]	48,000	49,800
Silgan Holdings, Inc. 4.125%, due 02/01/28	95,000	93,180
		320,732
Pharmaceuticals—0.6%
AbbVie, Inc. 3.200%, due 05/14/26	30,000	30,763
3.800%, due 03/15/25	90,000	93,584
4.450%, due 05/14/46	200,000	215,474
Bausch Health Americas, Inc. 8.500%, due 01/31/27[5]	125,000	126,502
9.250%, due 04/01/26[5]	40,000	41,358
Bausch Health Cos., Inc. 5.000%, due 01/30/28[5]	45,000	37,688
6.125%, due 02/01/27[5]	20,000	20,164
Bristol-Myers Squibb Co. 4.125%, due 06/15/39	250,000	274,006
CVS Health Corp. 3.500%, due 07/20/22	60,000	60,292
Herbalife Nutrition Ltd./HLF Financing, Inc. 7.875%, due 09/01/25[5]	55,000	57,675

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Pharmaceuticals—(concluded)
Organon & Co./Organon Foreign Debt Co-Issuer BV 4.125%, due 04/30/28[5]	$200,000	$196,722
Pfizer, Inc. 7.200%, due 03/15/39	270,000	401,415
		1,555,643
Pipelines—0.9%
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.625%, due 12/15/25[5]	102,000	107,228
Buckeye Partners LP 4.500%, due 03/01/28[5]	65,000	61,750
5.600%, due 10/15/44	17,000	14,472
5.850%, due 11/15/43	25,000	21,780
Cheniere Energy, Inc. 4.625%, due 10/15/28	49,000	50,061
CNX Midstream Partners LP 4.750%, due 04/15/30[5]	116,000	112,085
DCP Midstream Operating LP 5.375%, due 07/15/25	40,000	42,364
5.625%, due 07/15/27	86,000	92,364
Energy Transfer LP 5.400%, due 10/01/47	100,000	107,010
EnLink Midstream LLC 5.625%, due 01/15/28[5]	49,000	49,490
EQM Midstream Partners LP 4.750%, due 01/15/31[5]	18,000	16,875
6.500%, due 07/01/27[5]	35,000	36,606
Genesis Energy LP/Genesis Energy Finance Corp. 5.625%, due 06/15/24	58,000	57,130
8.000%, due 01/15/27	105,000	106,140
Hess Midstream Operations LP 4.250%, due 02/15/30[5]	18,000	17,376
5.125%, due 06/15/28[5]	58,000	59,237
5.625%, due 02/15/26[5]	102,000	104,550
Holly Energy Partners LP/Holly Energy Finance Corp. 5.000%, due 02/01/28[5]	49,000	46,795
Kinder Morgan, Inc. 4.300%, due 03/01/28	150,000	159,836
5.550%, due 06/01/45	120,000	137,714
MPLX LP 4.875%, due 06/01/25	120,000	127,767
Plains All American Pipeline LP/PAA Finance Corp. 3.800%, due 09/15/30	150,000	150,501
Sabine Pass Liquefaction LLC 5.000%, due 03/15/27	80,000	86,799
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.000%, due 01/15/28	98,000	101,032
5.500%, due 03/01/30	40,000	42,352
Venture Global Calcasieu Pass LLC 3.875%, due 08/15/29[5]	58,000	56,779
	Face amount	Value
Corporate bonds—(continued)
Pipelines—(concluded)
Western Midstream Operating LP 3.600%, due 02/01/25[8]	$74,000	$74,185
4.650%, due 07/01/26	150,000	155,422
5.450%, due 04/01/44	10,000	10,250
Williams Cos., Inc. 4.300%, due 03/04/24	80,000	82,952
		2,288,902
Real estate—0.0%†
Howard Hughes Corp. 5.375%, due 08/01/28[5]	54,000	54,576
Real estate investment trusts—0.3%
AvalonBay Communities, Inc. 3.450%, due 06/01/25	70,000	72,305
Boston Properties LP 2.750%, due 10/01/26	40,000	40,121
EPR Properties 4.500%, due 06/01/27	55,000	56,066
Iron Mountain, Inc. 4.875%, due 09/15/27[5]	75,000	75,091
iStar, Inc. 4.750%, due 10/01/24	45,000	45,338
5.500%, due 02/15/26	65,000	66,439
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 4.750%, due 06/15/29[5]	45,000	43,594
5.250%, due 10/01/25[5]	30,000	30,075
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 4.500%, due 09/01/26	107,000	109,165
5.750%, due 02/01/27	45,000	48,712
Service Properties Trust 7.500%, due 09/15/25	45,000	47,261
Ventas Realty LP 3.500%, due 02/01/25	35,000	36,056
VICI Properties LP/VICI Note Co., Inc. 4.625%, due 12/01/29[5]	85,000	86,700
		756,923
Retail—0.7%
Academy Ltd. 6.000%, due 11/15/27[5]	55,000	57,271
Bath & Body Works, Inc. 6.625%, due 10/01/30[5]	130,000	140,730
Beacon Roofing Supply, Inc. 4.125%, due 05/15/29[5]	98,000	91,385
4.500%, due 11/15/26[5]	10,000	10,028
Group 1 Automotive, Inc. 4.000%, due 08/15/28[5]	84,000	80,955
Home Depot, Inc. 2.125%, due 09/15/26	300,000	300,114
3.350%, due 09/15/25	40,000	41,542
Lithia Motors, Inc. 3.875%, due 06/01/29[5]	40,000	39,475

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Retail—(concluded)
4.625%, due 12/15/27[5]	$30,000	$30,675
Lowe's Cos., Inc. 2.800%, due 09/15/41	200,000	176,617
Macy's Retail Holdings LLC 5.875%, due 04/01/29[5]	83,000	84,867
McDonald's Corp. 3.800%, due 04/01/28	225,000	238,492
4.875%, due 12/09/45	20,000	22,677
QVC, Inc. 4.750%, due 02/15/27	65,000	61,100
4.850%, due 04/01/24	45,000	45,563
Rite Aid Corp. 7.500%, due 07/01/25[5]	55,000	52,800
8.000%, due 11/15/26[5]	40,000	38,077
Target Corp. 1.950%, due 01/15/27	150,000	148,771
White Cap Buyer LLC 6.875%, due 10/15/28[5]	127,000	126,365
		1,787,504
Semiconductors—0.3%
Broadcom, Inc. 3.137%, due 11/15/35[5]	190,000	175,981
NVIDIA Corp. 2.850%, due 04/01/30	100,000	101,238
NXP BV/NXP Funding LLC 5.550%, due 12/01/28[5]	100,000	113,925
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.875%, due 06/18/26[5]	95,000	99,441
QUALCOMM, Inc. 3.250%, due 05/20/27	80,000	83,393
Texas Instruments, Inc. 1.850%, due 05/15/22	90,000	90,109
		664,087
Software—0.4%
Boxer Parent Co., Inc. 7.125%, due 10/02/25[5]	52,000	53,820
Dun & Bradstreet Corp. 5.000%, due 12/15/29[5]	65,000	62,400
Fiserv, Inc. 3.200%, due 07/01/26	90,000	91,955
Microsoft Corp. 2.525%, due 06/01/50	120,000	106,481
3.500%, due 02/12/35	250,000	269,269
Oracle Corp. 2.500%, due 05/15/22	130,000	130,139
2.800%, due 04/01/27	50,000	49,707
5.375%, due 07/15/40	166,000	182,683
		946,454
Telecommunications—1.3%
Altice France Holding SA 10.500%, due 05/15/27[5]	200,000	209,400
AT&T, Inc. 3.800%, due 12/01/57	117,000	109,770
	Face amount		Value
Corporate bonds—(continued)
Telecommunications—(concluded)
6.000%, due 08/15/40		$380,000	$469,582
Consolidated Communications, Inc. 6.500%, due 10/01/28[5]		147,000	146,265
Deutsche Telekom International Finance BV 8.750%, due 06/15/30[8]		150,000	207,615
DKT Finance ApS 7.000%, due 06/17/23[7]	EUR	100,000	112,053
9.375%, due 06/17/23[5]		$200,000	199,600
Frontier Communications Holdings LLC 5.875%, due 10/15/27[5]		95,000	96,343
6.750%, due 05/01/29[5]		55,000	53,394
Iliad Holding SASU 6.500%, due 10/15/26[5]		200,000	199,500
Level 3 Financing, Inc. 4.250%, due 07/01/28[5]		136,000	125,581
LogMeIn, Inc. 5.500%, due 09/01/27[5]		75,000	71,319
Lumen Technologies, Inc. 5.625%, due 04/01/25		10,000	9,943
Rogers Communications, Inc. 5.000%, due 03/15/44		40,000	43,362
Sprint Capital Corp. 6.875%, due 11/15/28		190,000	225,619
Sprint Corp. 7.625%, due 03/01/26		215,000	245,114
Switch Ltd. 4.125%, due 06/15/29[5]		40,000	38,350
Verizon Communications, Inc. 2.355%, due 03/15/32[5]		209,000	195,152
2.987%, due 10/30/56		50,000	42,632
4.016%, due 12/03/29		432,000	463,603
4.862%, due 08/21/46		50,000	59,783
ViaSat, Inc. 5.625%, due 09/15/25[5]		95,000	90,765
5.625%, due 04/15/27[5]		30,000	29,969
			3,444,714
Toys/Games/Hobbies—0.0%†
Mattel, Inc. 3.750%, due 04/01/29[5]		20,000	20,020
Transportation—0.3%
Burlington Northern Santa Fe LLC 5.150%, due 09/01/43		210,000	259,849
Danaos Corp. 8.500%, due 03/01/28[5]		200,000	216,498
Norfolk Southern Corp. 3.400%, due 11/01/49		100,000	96,828
Seaspan Corp. 5.500%, due 08/01/29[5]		77,000	73,728
United Parcel Service, Inc. 3.750%, due 11/15/47		50,000	54,036
			700,939

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Face amount	Value
Corporate bonds—(concluded)
Trucking & leasing—0.1%
Fortress Transportation and Infrastructure Investors LLC 5.500%, due 05/01/28[5]	$201,000	$191,955
Total corporate bonds (cost—$46,484,552)		45,566,650
Mortgage-backed securities—6.9%
Angel Oak Mortgage Trust, Series 2019-5, Class A1, 2.593%, due 10/25/49[5,9]	92,063	92,089
Series 2020-4, Class A1, 1.469%, due 06/25/65[5,9]	102,761	101,760
Series 2020-5, Class A1, 1.373%, due 05/25/65[5,9]	71,878	71,140
Series 2020-R1, Class A1, 0.990%, due 04/25/53[5,9]	170,579	169,182
Series 2021-4, Class A1, 1.035%, due 01/20/65[5,9]	183,032	178,089
Series 2021-5, Class A1, 0.951%, due 07/25/66[5,9]	271,012	263,063
Series 2021-8, Class A1, 1.820%, due 11/25/66[5,9]	282,309	275,851
Angel Oak Mortgage Trust I LLC, Series 2018-3, Class A1, 3.649%, due 09/25/48[5,9]	25,503	25,477
Series 2019-4, Class A1, 2.993%, due 07/26/49[5,9]	55,232	55,305
Arbor Multifamily Mortgage Securities Trust, Series 2021-MF3, Class B, 2.511%, due 10/15/54[5]	375,000	341,078
Series 2022-MF4, Class B, 3.293%, due 02/15/55[5,9]	650,000	645,719
BANK, Series 2020-BN30, Class A4, 1.925%, due 12/15/53	350,000	324,095
BX Commercial Mortgage Trust, Series 2021-SOAR, Class D, 1 mo. USD LIBOR + 1.400%, 1.490%, due 06/15/38[4,5]	350,000	341,903
BX Mortgage Trust, Series 2021-PAC, Class D, 1 mo. USD LIBOR + 1.298%, 1.388%, due 10/15/36[4,5]	325,000	314,423
BX Trust, Series 2021-LGCY, Class D, 1 mo. USD LIBOR + 1.302%, 1.402%, due 10/15/23 [4,5]	800,000	764,672
Series 2021-MFM1, Class D, 1 mo. USD LIBOR + 1.500%, 1.590%, due 01/15/34 [4,5]	175,000	167,830
CHT Mortgage Trust, Series 2017-CSMO, Class D, 1 mo. USD LIBOR + 2.250%, 2.340%, due 11/15/36[4,5]	375,000	373,230
	Face amount	Value
Mortgage-backed securities—(continued)
Citigroup Commercial Mortgage Trust, Series 2018-C5, Class A4, 4.228%, due 06/10/51[9]	$350,000	$376,444
COLT Funding LLC, Series 2021-3R, Class A1, 1.051%, due 12/25/64[5,9]	397,466	390,013
COLT Mortgage Loan Trust, Series 2020-2, Class A1, 1.853%, due 03/25/65[5,9]	16,900	16,910
Series 2020-3, Class A1, 1.506%, due 04/27/65[5,9]	27,538	27,448
Series 2021-2, Class A1, 0.924%, due 08/25/66[5,9]	157,563	152,005
Series 2021-3, Class A1, 0.956%, due 09/27/66[5,9]	203,646	196,413
Series 2021-6, Class A1, 1.907%, due 12/25/66[5,9]	481,664	473,052
Series 2021-HX1, Class A1, 1.110%, due 10/25/66[5,9]	575,161	553,647
Series 2022-1, Class A1, 2.284%, due 02/25/67[5,9]	934,526	923,031
COLT Mortgage Pass-Through Certificates, Series 2021-1R, Class A1, 0.857%, due 05/25/65[5,9]	52,390	51,731
CSMC Trust, Series 2020-NQM1, Class A1, 1.208%, due 05/25/65[5,8]	123,798	122,446
Deephaven Residential Mortgage Trust, Series 2021-1, Class A1, 0.715%, due 05/25/65[5,9]	133,608	131,033
Series 2022-1, Class A1, 2.205%, due 01/25/67[5,9]	622,374	615,162
Extended Stay America Trust, Series 2021-ESH, Class D, 1 mo. USD LIBOR + 2.250%, 2.341%, due 07/15/38[4,5]	911,391	899,432
FREMF Mortgage Trust, Series 2017-K64, Class B, 3.993%, due 05/25/50[5,9]	50,000	52,339
GCAT Trust, Series 2021-NQM4, Class A1, 1.093%, due 08/25/66[5,9]	262,523	253,757
GS Mortgage Securities Trust, Series 2017-GS5, Class B, 4.047%, due 03/10/50[9]	325,000	332,275
GS Mortgage-Backed Securities Corp. Trust, Series 2021-NQM1, Class A1, 1.017%, due 07/25/61[5,9]	339,752	332,634
GS Mortgage-Backed Securities Trust, Series 2020-NQM1, Class A1, 1.382%, due 09/27/60[5,9]	70,158	69,557
Hilton USA Trust, Series 2016-SFP, Class B, 3.323%, due 11/05/35[5]	425,000	424,484
JPMBB Commercial Mortgage Securities Trust, Series 2014-C26, Class AS, 3.800%, due 01/15/48	250,000	255,543

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Face amount	Value
Mortgage-backed securities—(continued)
Med Trust, Series 2021-MDLN, Class D, 1 mo. USD LIBOR + 2.000%, 2.100%, due 11/15/38[4,5]	$800,000	$786,480
MFA Trust, Series 2021-NQM2, Class A1, 1.029%, due 11/25/64[5,9]	128,714	125,410
MHC Commercial Mortgage Trust, Series 2021-MHC, Class D, 1 mo. USD LIBOR + 1.601%, 1.691%, due 04/15/38[4,5]	700,000	687,734
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class AS, 3.994%, due 12/15/49[9]	260,000	270,125
Series 2017-C34, Class C, 4.179%, due 11/15/52[9]	150,000	151,096
New Residential Mortgage Loan Trust, Series 2020-NQM2, Class A1, 1.650%, due 05/24/60[5,9]	37,572	37,204
Series 2021-NQM3, Class A1, 1.156%, due 11/27/56[5,9]	491,802	479,129
Series 2022-NQM1, Class A1, 2.277%, due 01/25/26[5,9]	860,953	852,953
ONE Mortgage Trust, Series 2021-PARK, Class C, 1 mo. USD LIBOR + 1.100%, 1.190%, due 03/15/36[4,5]	850,000	816,710
Residential Mortgage Loan Trust, Series 2019-3, Class A1, 2.633%, due 09/25/59[5,9]	76,307	75,826
Series 2020-1, Class A1, 2.376%, due 01/26/60[5,9]	44,531	44,165
Series 2020-2, Class A1, 1.654%, due 05/25/60[5,9]	62,693	62,657
SLG Office Trust, Series 2021-OVA, Class C, 2.851%, due 07/15/41[5]	150,000	140,320
Verus Securitization Trust, Series 2019-3, Class A1, 2.784%, due 07/25/59[5,8]	40,532	40,630
Series 2019-4, Class A1, 2.642%, due 11/25/59[5,8]	50,366	50,441
Series 2020-4, Class A1, 1.502%, due 05/25/65[5,8]	52,784	52,178
Series 2020-5, Class A1, 1.218%, due 05/25/65[5,8]	109,315	107,701
Series 2021-1, Class A1, 0.815%, due 01/25/66[5,9]	156,368	152,968
Series 2021-3, Class A1, 1.024%, due 06/25/66[5,9]	680,437	662,542
Series 2021-4, Class A1, 0.938%, due 07/25/66[5,9]	124,292	119,010
Series 2021-5, Class A1, 1.013%, due 09/25/66[5,9]	459,933	439,867
Series 2021-R1, Class A1, 0.820%, due 10/25/63[5,9]	203,108	201,250
	Face amount	Value
Mortgage-backed securities—(concluded)
Series 2021-R3, Class A1, 1.020%, due 04/25/64[5,9]	$363,792	$359,672
Vista Point Securitization Trust, Series 2020-1, Class A1, 1.763%, due 03/25/65[5,9]	15,597	15,579
Series 2020-2, Class A1, 1.475%, due 04/25/65[5,9]	44,350	43,721
Wells Fargo Commercial Mortgage Trust, Series 2018-C44, Class C, 4.833%, due 05/15/51[9]	150,000	155,804
Total mortgage-backed securities (cost—$18,547,920)		18,085,434
Non-U.S. government agency obligations—0.4%
Chile Government International Bond 3.125%, due 01/21/26	200,000	204,850
Mexico Government International Bond 3.250%, due 04/16/30	200,000	194,300
4.750%, due 04/27/32	200,000	213,400
Panama Government International Bond 6.700%, due 01/26/36	265,000	325,668
Republic of Poland Government International Bond 5.000%, due 03/23/22	35,000	35,005
Total non-U.S. government agency obligations (cost—$1,020,676)		973,223
U.S. government agency obligations—7.2%
Federal Home Loan Mortgage Corporation Certificates 3.000%, due 11/01/46	93,357	95,571
3.000%, due 07/01/47	119,688	122,320
3.000%, due 08/01/47	115,127	117,659
4.000%, due 05/01/47	110,064	115,697
5.000%, due 03/01/38	11,480	12,577
5.500%, due 05/01/37	50,214	55,539
5.500%, due 08/01/40	13,583	15,341
6.500%, due 08/01/28	26,656	29,350
Federal National Mortgage Association Certificates 2.000%, due 01/01/51	523,468	504,448
2.000%, due 03/01/51	1,869,203	1,797,163
2.500%, due 08/01/35	264,520	267,827
2.500%, due 08/01/51	1,150,103	1,135,952
3.000%, due 11/01/48	194,300	198,785
3.000%, due 02/01/50	206,757	209,579
3.500%, due 12/01/47	82,003	84,966
3.500%, due 02/01/48	572,833	593,534
4.000%, due 12/01/39	34,094	36,283
4.000%, due 02/01/41	16,899	17,980
4.000%, due 08/01/45	104,029	110,441
4.500%, due 09/01/37	115,471	124,615
4.500%, due 07/01/47	53,817	57,064
5.000%, due 10/01/39	5,119	5,644
5.000%, due 05/01/40	3,587	3,954
5.500%, due 08/01/39	18,122	20,083
7.000%, due 08/01/32	85,675	98,147
7.500%, due 02/01/33	1,259	1,361

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2022 (unaudited)

	Face amount	Value
U.S. government agency obligations—(concluded)
Government National Mortgage Association Certificate I 4.000%, due 07/15/42	$26,928	$28,835
Government National Mortgage Association Certificates II 3.000%, due 01/20/47	48,734	50,013
3.000%, due 07/20/47	134,639	137,897
3.000%, due 08/20/47	101,101	103,548
3.500%, due 04/20/47	126,231	131,258
6.000%, due 11/20/28	277	300
6.000%, due 02/20/29	577	624
6.000%, due 02/20/34	210,582	235,847
UMBS TBA 2.000%	5,350,000	5,129,655
2.500%	4,700,000	4,635,770
3.000%	2,375,000	2,398,275
Total U.S. government agency obligations (cost—$18,909,890)		18,683,902
U.S. Treasury obligations—0.6%
U.S. Treasury Inflation Indexed Bonds 0.125%, due 10/15/26	739,631	794,727
U.S. Treasury Inflation Indexed Notes (TIPS) 0.125%, due 04/15/26	834,455	890,276
Total U.S. Treasury obligations (cost—$1,704,585)		1,685,003
	Number of shares		Value
Short-term investments—14.6%
Investment companies—14.6%
State Street Institutional U.S. Government Money Market Fund, 0.030%[10] (cost—$38,027,146)		38,027,146	$38,027,146
Swaptions purchased—0.0%†
Put swaptions—0.0%†
CDX North America High Yield Index Series 37, strike @107, expires 03/16/22 ((Counterparty UBS AG), underlying swap terminating 12/20/26) (cost—$37,500) 2,500,000	USD	2,500,000	31,349
Total investments (cost—$242,486,091)—103.8%			271,187,773
Liabilities in excess of other assets—(3.8)%			(9,867,246)
Net assets—100.0%			$261,320,527

Swaptions written

Notional amount (000)		Number of contracts	Put swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	2,500	2,500,000	CDX North America High Yield Index Series 37, strike @102, terminating 12/20/26	GS	Pay	03/16/22	$12,525	$(2,440)	$10,085
USD	2,500	2,500,000	CDX North America High Yield Index Series 37, strike @105, terminating 12/20/26	GS	Pay	03/16/22	21,750	(10,113)	11,637
Total swaptions written							$34,275	$(12,553)	$21,722

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2022 (unaudited)

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts:
246	USD	Russell 1000 Value E-Mini Index Futures	March 2022	$19,742,491	$19,579,140	$(163,351)
115	USD	Russell 2000 E-Mini Index Futures	March 2022	12,512,569	11,755,875	(756,694)
30	USD	S&P 500 E-Mini Index Futures	March 2022	6,915,830	6,552,000	(363,830)
U.S. Treasury futures buy contracts:
20	USD	U.S. Treasury Note 5 Year Futures	June 2022	$2,354,318	$2,365,625	$11,307
7	USD	U.S. Ultra Bond Futures	June 2022	1,285,872	1,301,562	15,690
14	USD	U.S. Ultra Treasury Note 10 Year Futures	June 2022	1,954,552	1,978,594	24,042
Total				$44,765,632	$43,532,796	$(1,232,836)
U.S. Treasury futures sell contracts:
88	USD	U.S. Treasury Note 10 Year Futures	June 2022	$(11,161,796)	$(11,214,500)	$(52,704)
Net unrealized appreciation (depreciation)						$(1,285,540)

Centrally cleared credit default swap agreements on credit indices—buy protection11

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[12]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CDX North America.Investment Grade Series 37	USD	33,700	12/20/26	Quarterly	1.000%	$(40,565)	$(565,207)	$(605,772)

Centrally cleared credit default swap agreements on credit indices—sell protection13

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[12]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CDX North America High Yield Series 37	USD	750	12/20/26	Quarterly	5.000%	$5,784	$49,691	$55,475

OTC Total return swap agreements

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[12]	Payments received by the Portfolio[12]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
JPMCB	USD	3	03/20/22	Quarterly	Markit iBoxx USD Liquid High Yield Index	3 Month USD 0.000% SOFR	$—	$(24,867)	$(24,867)
							$—	$(24,867)	$(24,867)

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2022 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of February 28, 2022 in valuing the Fund's investments. In the event the Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$116,655,124	$—	$—	$116,655,124
Preferred stocks	—	—	0	0
Exchange traded funds	21,581,813	—	—	21,581,813
Asset-backed securities	—	9,898,129	—	9,898,129
Corporate bonds	—	45,566,650	—	45,566,650
Mortgage-backed securities	—	18,085,434	—	18,085,434
Non-U.S. government agency obligations	—	973,223	—	973,223
U.S. government agency obligations	—	18,683,902	—	18,683,902
U.S. Treasury obligations	—	1,685,003	—	1,685,003
Short-term investments	—	38,027,146	—	38,027,146
Swaptions purchased	—	31,349	—	31,349
Futures contracts	51,039	—	—	51,039
Swap agreements	—	49,691	—	49,691
Total	$138,287,976	$133,000,527	$0	$271,288,503
Liabilities
Swaptions written	$—	$(12,553)	$—	$(12,553)
Futures contracts	(1,336,579)	—	—	(1,336,579)
Swap agreements	—	(590,074)	—	(590,074)
Total	$(1,336,579)	$(602,627)	$—	$(1,939,206)

At February 28, 2022, there were no transfers in or out of Level 3.

Securities valued using unobservable inputs, i.e. Level 3, were not considered significant to the Fund.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05%)

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

3  Security fair valued by a Valuation Committee under the direction of the Board of Trustees.

4  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

5  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $43,098,269, represented 16.5% of the Fund's net assets at period end.

6  Perpetual investment. Date shown reflects the next call date.

7  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

8  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

9  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

10  Rate shown reflects 7 day yield as of 02/28/2022.

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2022 (unaudited)

Portfolio footnotes—(concluded)

11  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

12  Payments made or received are based on the notional amount.

13  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

Portfolio acronyms

ADR  American Depositary Receipt

DAC  Designated Activity Company

ETF  Exchange Traded Fund

FRN  Floating Rate Note

JPMCB  JPMorgan Chase Bank

LIBOR  London Interbank Offered Rate

OTC  Over The Counter

SPDR  Standard & Poor's Depository Receipts

TBA  To-Be-Announced Security

TIPS  Treasury inflation protected securities

Currency type abbreviations

EUR  Euro

GBP  British Pound

USD  United States Dollar

See accompanying notes to financial statements.

UBS U.S. Allocation Fund

Statement of assets and liabilities
February 28, 2022 (unaudited)

Assets:
Investments, at value (cost—$242,486,091)[1]	$271,187,773
Cash collateral on futures	1,892,780
Cash collateral on swap agreements	432,117
Due from broker	1,490,903
Receivable for investments sold	150,102
Receivable for fund shares sold	5,344
Receivable for interest and dividends	770,375
Receivable for variation margin on centrally cleared swap agreements	78,858
Other assets	29,876
Total assets	276,038,128
Liabilities:
Options and swaptions written, at value (premiums received $34,275)	12,553
Due to broker	3,766
Payable for investments purchased	12,397,552
Payable for fund shares redeemed	190,764
Payable to affiliate	144,083
Payable to custodian	523,310
Payable for foreign withholding taxes and foreign capital gains taxes	2
Payable for variation margin on futures contracts	1,284,538
OTC swap agreements, at value	24,867
Accrued expenses and other liabilities	136,166
Total liabilities	14,717,601
Net assets	$261,320,527
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$220,051,224
Distributable earnings (accumulated losses)	41,269,303
Net assets	$261,320,527
Class A
Net assets	$226,386,481
Shares outstanding	4,492,058
Net asset value per share	$50.40
Maximum offering price per share (net asset value plus maximum sales charge of 5.50%)	$53.33
Class P
Net assets	$34,934,046
Shares outstanding	675,403
Net asset value and offering price per share	$51.72

1  Includes $7,316,351 of investments in securities on loan, at value, plus accrued interest and dividends, if any.

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Statement of operations
For the six months ended February 28, 2022 (unaudited)

Investment income:
Dividends	$912,032
Interest	1,119,567
Securities lending	19,860
Total income	2,051,459
Expenses:
Investment management and administration fees	677,501
Service fees–Class A	297,274
Transfer agency and related services fees–Class A	52,462
Transfer agency and related services fees–Class P	6,325
Custody and fund accounting fees	29,484
Trustees fees	7,464
Professional services fees	84,532
Printing and shareholder report fees	33,581
Federal and state registration fees	20,724
Insurance expense	1,066
Other expenses	34,677
Total expenses	1,245,090
Net investment income (loss)	806,369
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments	13,673,626
Options and swaptions written	14,565
Futures contracts	(41,424)
Swap agreements	(14,776)
Foreign currency transactions	382
Net realized gain (loss)	13,632,373
Change in net unrealized appreciation (depreciation) on:
Investments	(18,413,529)
Options and swaptions written	18,135
Futures contracts	(1,282,828)
Swap agreements	141,369
Translation of other assets and liabilities denominated in foreign currency	7,932
Net change in unrealized appreciation (depreciation)	(19,528,921)
Net realized and unrealized gain (loss)	(5,896,548)
Net increase (decrease) in net assets resulting from operations	$(5,090,179)

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Statement of changes in net assets

	For the six months ended February 28, 2022 (unaudited)	For the year ended August 31, 2021
From operations:
Net investment income (loss)	$806,369	$1,505,295
Net realized gain (loss)	13,632,373	46,008,244
Net change in unrealized appreciation (depreciation)	(19,528,921)	5,650,451
Net increase (decrease) in net assets resulting from operations	(5,090,179)	53,163,990
Total distributions–Class A	(35,954,769)	(15,276,332)
Total distributions–Class P	(5,310,113)	(2,245,882)
Total distributions	(41,264,882)	(17,522,214)
From beneficial interest transactions:
Proceeds from shares sold	1,132,677	3,253,591
Cost of shares redeemed	(10,280,592)	(21,796,461)
Shares issued on reinvestment of dividends and distributions	37,193,664	15,742,724
Net increase (decrease) in net assets from beneficial interest transactions	28,045,749	(2,800,146)
Net increase (decrease) in net assets	(18,309,312)	32,841,630
Net assets:
Beginning of period	279,629,839	246,788,209
End of period	$261,320,527	$279,629,839

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended February 28, 2022	Years ended August 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$60.43	$52.91	$46.27	$51.30	$47.61	$43.06
Income (loss) from investment operations:
Net investment income (loss)[1]	0.16	0.30	0.48	0.61	0.44	0.28
Net realized and unrealized gain (loss)	(1.11)	11.04	7.13	(0.89)	4.37	4.45
Net increase (decrease) from operations	(0.95)	11.34	7.61	(0.28)	4.81	4.73
Dividends from net investment income	(0.05)	(0.64)	(0.34)	(0.51)	(0.26)	(0.18)
Distributions from net realized gain	(9.03)	(3.18)	(0.63)	(4.24)	(0.86)	—
Total dividends and distributions	(9.08)	(3.82)	(0.97)	(4.75)	(1.12)	(0.18)
Net asset value, end of period	$50.40	$60.43	$52.91	$46.27	$51.30	$47.61
Total investment return[2]	(1.96)%	22.37%	16.65%	0.84%	10.24%	11.03%
Ratios to average net assets:
Expenses	0.94%[3]	0.94%	0.99%	0.98%	1.00%[4]	1.01%
Net investment income (loss)	0.56%[3]	0.54%	1.00%	1.33%	0.89%	0.63%
Supplemental data:
Net assets, end of period (000's)	$226,386	$243,513	$216,656	$203,857	$170,947	$166,224
Portfolio turnover	34%	69%	129%	86%	132%	253%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Annualized.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class P

	Six months ended February 28, 2022	Years ended August 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$61.87	$54.07	$47.25	$52.27	$48.49	$43.84
Income (loss) from investment operations:
Net investment income (loss)[1]	0.24	0.46	0.62	0.75	0.58	0.42
Net realized and unrealized gain (loss)	(1.16)	11.30	7.30	(0.92)	4.45	4.53
Net increase (decrease) from operations	(0.92)	11.76	7.92	(0.17)	5.03	4.95
Dividends from net investment income	(0.20)	(0.78)	(0.47)	(0.61)	(0.39)	(0.30)
Distributions from net realized gain	(9.03)	(3.18)	(0.63)	(4.24)	(0.86)	—
Total dividends and distributions	(9.23)	(3.96)	(1.10)	(4.85)	(1.25)	(0.30)
Net asset value, end of period	$51.72	$61.87	$54.07	$47.25	$52.27	$48.49
Total investment return[2]	(1.84)%	22.69%	16.98%	1.08%	10.52%	11.36%
Ratios to average net assets:
Expenses	0.69%[3]	0.67%	0.72%	0.71%	0.74%[4]	0.73%
Net investment income (loss)	0.81%[3]	0.81%	1.28%	1.60%	1.16%	0.91%
Supplemental data:
Net assets, end of period (000's)	$34,934	$36,117	$30,132	$27,495	$29,196	$28,279
Portfolio turnover	34%	69%	129%	86%	132%	253%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Annualized.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

Organization and significant accounting policies

UBS U.S. Allocation Fund (the "Fund") is a series of UBS Investment Trust (the "Trust") and is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, diversified management investment company. The Trust was organized on March 28, 1991, as a business trust under the laws of the Commonwealth of Massachusetts and currently has one operating series.

UBS Asset Management (Americas) Inc. ("UBS AM" or the "Advisor") serves as the investment advisor and administrator for the Fund. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as the principal underwriter for the Fund. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Fund currently offers Class A and Class P shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class P shares have no service or distribution plan.

In the normal course of business the Fund may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund's financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In January 2021, the FASB issued Accounting Standards ("FASB") Update No. 2021-01 ("ASU 2021-01"), "Reference Rate Reform (Topic 848)". ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update become effective no later than December 31, 2022, for all entities. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded on the ex-dividend date ("ex-date") except in

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Notes to financial statements (unaudited)

the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from investment income and distributions from realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Foreign currency translation—The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows—(1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests.

The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Financial Services LLC or Fitch Ratings, Inc.) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate ("LIBOR"). LIBOR is widely used in financial markets. In July 2017, the United Kingdom's financial regulatory body announced that after 2021 it will cease its active

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Notes to financial statements (unaudited)

encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Fund's performance or NAV.

Certain impacts to public health conditions particular to the coronavirus "COVID-19" outbreak that occurred may have a significant negative impact on the operations and profitability of the Fund's investments. The extent of the impact to the financial performance of the Fund will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Valuation of investments

The Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. The Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and Good Friday. To the extent that the Fund's assets are traded in other markets on days when the NYSE is not open, the value of the Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which the Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

The Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/ or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees (the "Board"). Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Fund invests may be traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if the Fund determines that such developments are so significant

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Notes to financial statements (unaudited)

that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

The Fund may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund's use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts, if any, are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the Equities, Fixed Income and Multi-Asset Valuation Committee ("VC") the responsibility for making fair value determinations with respect to the Fund's portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value the Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the

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Notes to financial statements (unaudited)

investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Fund's own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of the Fund's Portfolio of investments.

Investments

Asset-backed securities—The Fund may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Mortgage-backed securities—The Fund may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Company or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

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Notes to financial statements (unaudited)

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social, and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Such classes include interest-only ("IO") and principal-only ("PO") classes. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par and the yield to investors will be reduced if principal payments are slower than expected.

Real estate investment trusts—The Fund may invest in real estate investment trusts ("REITs"). Distributions from a REIT are initially recorded as dividend income and may subsequently be recharacterized by the REIT at the end of its tax year as a return of capital and/or capital gains. The Fund estimates the character of dividends received from REITs for financial reporting purposes based on the distribution history of each REIT. Once actual distribution characterizations are made available by the REITs, typically after calendar year end, the Fund updates its accounting and/or tax books and records.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM to present minimal credit risk.

The Fund may participate in joint repurchase agreement transactions with other funds managed or advised by UBS AM in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder. Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund potentially exposed to a fee for uninvested cash held in a business account at a bank.

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Notes to financial statements (unaudited)

Restricted securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in the Fund's portfolio footnotes.

Securities traded on to-be-announced basis—The Fund may from time to time purchase, or short sell, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund , normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Treasury Inflation Protected Securities—The Fund may purchase Treasury inflation protected securities ("TIPS") which are debt securities issued by the US Treasury. TIPS adjust for inflation based on changes in the published Consumer Price Index ("CPI"). During periods of inflation when the CPI index increases, the principal amount of the debt to which the rate of interest is applied increases, which in turn increases the yield. During periods of deflation when the CPI index decreases, the principal amount of the debt to which the rate of interest is applied decreases, which in turn lowers the yield. At maturity, TIPS return the higher of the principal amount at maturity or the initial face amount of the debt.

Derivative instruments

Purchased options—The Fund may purchase put and call options in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments, at value.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Option writing—The Fund may write (sell) put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains.

When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included on the Fund's Statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option, which the Fund has written, is exercised, the Fund recognizes a realized

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Notes to financial statements (unaudited)

gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option, which the Fund has written, is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Fund trades and holds certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Fund will be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). It also includes written swaptions, where the Fund will be obligated to enter into a swap agreement.

The maximum payout for written put options is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event. At February 28, 2022, UBS U.S. Allocation Fund had maximum payout amounts of approximately $5,000 relating to written put option contracts.

Futures contracts—The Fund may purchase or sell futures contracts as part of its investment strategy, to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin", generally are made or received by the Fund, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that the Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Futures contracts, if any, are shown as portfolio holdings within the Portfolio of investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of assets and liabilities.

Swap agreements—The Fund may engage in swap agreements, including, but not limited to, credit default and total return swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

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Notes to financial statements (unaudited)

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Fund typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Fund typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e.,

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Notes to financial statements (unaudited)

to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of the period end for which the Fund is the seller of protection are disclosed under the section "Credit default swap agreements on corporate issues and credit indices—sell protection" in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by the Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on notional amounts. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

The use of swap agreements involves investment techniques, risks, and transaction costs different from those associated with ordinary portfolio security transactions, including assumptions about market conditions, interest rates, and other applicable factors. As a result, the performance of the Fund will be different than if it had used ordinary portfolio security transactions. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

Swap agreements, if any, are shown as portfolio holdings within the Portfolio of investments.

Derivatives by underlying risk—Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Under US GAAP, investment companies do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under US GAAP.

The volume of derivatives as disclosed in the Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the period ended February 28, 2022.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

Swap agreements and options written entered into by the Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of February 28, 2022, if any, is reflected in the Statement of assets and liabilities.

At February 28, 2022, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
UBS U.S. Allocation Fund
Options and swaptions purchased	$31,349	$—	$—	$—	$31,349
Futures contracts	51,039	—	—	—	51,039
Swap agreements	—	—	49,691	—	49,691
Total value	$82,388	$—	$49,691	$—	$132,079

1  In the Statement of assets and liabilities, options and swaptions purchased are shown within investments, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown using unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

Liability derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
UBS U.S. Allocation Fund
Options and swaptions written	$(12,553)	$—	$—	$—	$(12,553)
Futures contracts	(52,704)	—	—	(1,283,875)	(1,336,579)
Swap agreements	—	—	(565,207)	(24,867)	(590,074)
Total	$(65,257)	$—	$(565,207)	$(1,308,742)	$(1,939,206)

1  In the Statement of assets and liabilities, options and swaptions written are shown within options and swaptions written, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

During the period ended February 28, 2022, net realized gain (loss) from derivatives were as follows:

Net Realized gain (loss)1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
UBS U.S. Allocation Fund
Options and swaptions purchased	$(7,185)	$—	$—	$—	$(7,185)
Options and swaptions written	14,565	—	—	—	14,565
Futures contracts	558,638	—	—	(600,062)	(41,424)
Swap agreements	(4,595)	—	(12,402)	2,221	(14,776)
Total net realized gains (loss)	$561,423	$—	$(12,402)	$(597,841)	$(48,820)

1  The net realized gain (loss) is shown in the Statement of operations in net realized gain (loss) on futures contracts, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted. The net realized gain (loss) on options and swaptions purchased is shown in the Statement of operations in net realized gain (loss) on investments.

During the period ended February 28, 2022, net unrealized appreciation (depreciation) from derivatives were as follows:

Net change in unrealized appreciation (depreciation)1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
UBS U.S. Allocation Fund
Options and swaptions purchased	$(2,721)	$—	$—	$—	$(2,721)
Options and swaptions written	18,135	—	—	—	18,135
Futures contracts	24,227	—	—	(1,307,055)	(1,282,828)
Swap agreements	—	—	173,543	(32,174)	141,369
Net change in appreciation (depreciation)	$39,641	$—	$173,543	$(1,339,229)	$(1,126,045)

1  The change in net unrealized appreciation (depreciation) is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on futures contracts, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted. The change in net unrealized appreciation (depreciation) of options and swaptions purchased is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on investments.

Offsetting of certain derivatives—The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The Statement of assets and liabilities is presented gross of any netting.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

At February 28, 2022, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

UBS U.S. Allocation Fund

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$132,079	$(1,939,206)
Derivatives not subject to a MNA or similar agreements	(100,730)	1,901,786
Total gross amount of assets and liabilities subject to MNA or similar agreements	$31,349	$(37,420)

The following tables present the Fund derivative assets and liabilities subject to MNA by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
UBS AG	$31,349	$—	$—	$31,349
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
GS	$(12,553)	$—	$—	$(12,553)
JPMCB	(24,867)	—	—	(24,867)
Total	$(37,420)	$—	$—	$(37,420)

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps, at value as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and centrally cleared swap agreements, respectively.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

Investment advisor and administrator fees and other transactions with affiliates

The Board has approved an Investment Advisory and Administration Contract (the "Advisory Contract"), under which UBS AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund is to pay UBS AM an investment advisory and administration fee, which is to be accrued daily and paid monthly, at an annual rate of 0.50% of the Fund's average daily net assets up to $250 million and 0.45% thereafter.

UBS AM has agreed to permanently reduce its advisory and administration fee based on the Fund's average daily net assets so that it is assessed as follows: $0 to $250 million—0.50%; in excess of $250 million up to $500 million—0.45%; in excess of $500 million up to $2 billion—0.40%; and over $2 billion—0.35%. Accordingly, for the period ended February 28, 2022, UBS AM did not waive any investment advisory and administration fees. At February 28, 2022, the Fund owed UBS AM $100,410 for investment advisory and administration fees.

UBS AM has contractually undertaken to waive fees/reimburse a portion of the Fund's expenses, when necessary, to maintain the total annual operating expenses (excluding (1) dividend expense, borrowing costs and interest expense relating to short sales, and (2) investments in other investment companies, interest, taxes, brokerage commissions, trustee elections as well as other matters related to shareholder meetings (unless otherwise separately agreed by UBS AM), and extraordinary expenses, if any) of Class A and Class P shares at a level not to exceed 1.15% and 0.90%,

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

respectively through December 31, 2022. The Fund will repay UBS AM for any previously waived fees/reimbursed expenses during the three-year period following August 31, 2018, to the extent that operating expenses (with certain exclusions such as dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions, trustee elections as well as other matters related to shareholder meetings (unless otherwise separately agreed by UBS AM), and extraordinary expenses, if any) are otherwise below the expense caps in effect at the time the fees or expenses were waived/reimbursed. For the period ended February 28, 2022, the Fund had no fee waivers/expense reimbursements subject to repayment.

During the period ended, February 28, 2022, the Fund engaged in purchase and sale transactions where an affiliate was underwriter. In such cases, the affiliate underwriter was not compensated and each trade was approved by the board.

During the period ended February 28, 2022, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser, UBS AM. These interfund purchase and sale transactions were effected in compliance with Rule 17a-7 under the 1940 Act. There were no purchases for the period ended February 28, 2022, while the proceeds from such sales were $101,547 and net realized loss recognized was $17,837.

Service and distribution plans

UBS AM (US) is the principal underwriter of the Fund's shares. The Fund has adopted service and/or distribution plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A shares. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A shares. The Fund pays UBS AM (US) monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A shares. At February 28, 2022, the Fund owed UBS AM (US) $43,673 for service and distribution fees.

UBS AM (US) also receives the proceeds of the initial sales charges paid upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A shares. UBS AM (US) has informed the Fund that for the period ended February 28, 2022, it earned $865 in initial sales charges on Class A shares.

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Fund pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Fund. For the period ended February 28, 2022, UBS Financial Services Inc. received from BNY Mellon, not the Fund, $21,753 of the total transfer agency and related service fees paid by the Fund to BNY Mellon.

Securities lending

The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are initially secured at all times by cash, US government securities and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities. In the event that the market value of the cash, US government securities, and irrevocable letters of credit securing the loan falls below 100% for domestic securities, and 103% for foreign securities, the borrower must provide additional cash, US government securities, and irrevocable letters of credit so that the total securing the loan is at least 102% of the market value for domestic securities and 105% of the market value for foreign securities.

The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Portfolio, which is included in the Fund's Portfolio of investments. State Street Bank and Trust Company serves as the Fund's lending agent.

At February 28, 2022, the Fund had securities on loan at value, cash collateral and non-cash collateral as follows:

Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
$7,316,351	$—	$7,577,183	$7,577,183	U.S. Treasury Notes and U.S. Treasury Bills

*  These securities are held for the benefit of the Fund at the Fund's custodian. The Fund cannot repledge or resell this collateral. As such, collateral is excluded from the Statement of assets and liabilities.

Bank line of credit

The Fund participates with other funds managed by UBS AM in a $185 million committed credit facility (the "Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating Fund at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on prevailing rates in effect at the time of borrowing. The Fund covered by the Committed Credit Facility has agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the funds in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of funds and the other 50% of the Allocation is based on utilization. For the period ended February 28, 2022, the Fund did not borrow under the Committed Credit Facility.

Additional information regarding compensation to affiliate of a former board member

During his term of service on the Board through his retirement from the Board effective December 31, 2021, Professor Meyer Feldberg had also served as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, which resulted in him being an interested trustee of the Fund. The Fund has been informed that Professor Feldberg's role at Morgan Stanley did not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions.

During the period ended February 28, 2022, the Fund paid brokerage commissions to Morgan Stanley in the amount of $753.

During the period ended February 28, 2022, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $54,420,796. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund's investment advisor, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Purchases and sales of securities

For the period ended February 28, 2022, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $81,777,619 and $109,546,562, respectively.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

UBS U.S. Allocation Fund
For the six months ended February 28, 2022:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	7,356	$398,287	13,090	$734,390
Shares repurchased	(165,588)	(9,177,338)	(18,273)	(1,103,254)
Dividends reinvested	620,689	32,064,801	96,789	5,128,863
Net increase (decrease)	462,457	$23,285,750	91,606	$4,759,999

For the year ended August 31, 2021:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	13,469	$770,248	44,024	$2,483,343
Shares repurchased	(331,190)	(18,541,114)	(57,027)	(3,255,347)
Dividends reinvested	252,686	13,571,750	39,559	2,170,974
Net increase (decrease)	(65,035)	$(4,199,116)	26,556	$1,398,970

Federal tax status

The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended August 31, 2021 was as follows:

Distributions paid from:	2021
Ordinary Income	$6,343,701
Long term realized capital gains	11,178,513

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Fund's fiscal year ending August 31, 2022.

Aggregate cost for federal income tax purposes, including derivatives was $276,090,433; and net unrealized appreciation (depreciation), including derivatives consisted of:

Gross unrealized appreciation	$34,177,542
Gross unrealized depreciation	(7,314,842)
Net unrealized appreciation (depreciation)	26,862,700

Net capital losses recognized by the Fund may be carried forward indefinitely, and retain their character as short-term and/or long-term losses.

At August 31, 2021, the Fund had no net capital loss carryforward.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has analyzed as of February 28, 2022 that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended February 28, 2022, the Fund did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes that will be paid by the Fund.

Each of the tax years in the four year period ended August 31, 2021, remains subject to examination by the Internal Revenue Service and state taxing authorities.

UBS U.S. Allocation Fund

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's website at http://www.sec.gov. (Please note that on the SEC's website, the "filing type" designation for this information may be "NPORT-EX.") Additionally, you may obtain copies of Form N-PORT for the first and third quarters of each fiscal year from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's website: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's website (http://www.sec.gov).

Trustees

Alan S. Bernikow
Chairman

Richard R. Burt

Bernard H. Garil

Heather R. Higgins

Investment Manager and
Administrator

UBS Asset Management (Americas) Inc.
787 Seventh Avenue
New York, New York 10019

Principal Underwriter

UBS Asset Management (US) Inc.
787 Seventh Avenue
New York, New York 10019

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

©UBS 2022. All rights reserved.
UBS Asset Management (Americas) Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

787 Seventh Avenue

New York, NY 10019

S104

(b)

Copy of each notice transmitted to shareholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended (the “1940 Act”), that contains disclosures specified by paragraph (c)(3) of that rule: Not applicable to the registrant.

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a      Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Keith Weller , Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Investment Trust

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	May 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	May 9, 2022

By:	/s/ Joanne M. Kilkeary
Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:	May 9, 2022